[GRAPHIC]
                                                               -----------------

                                                                     GT GLOBAL

                                                                 OVER 25 YEARS

                                                                  OF INVESTING

                                                                     WORLDWIDE

                                                               -----------------





                                                                               -

                                                                       GT GLOBAL

                                                                    INCOME FUNDS










                                                                               -

                                                                   ANNUAL REPORT
                                                                OCTOBER 31, 1997








                                   [LOGO] GT GLOBAL
                                          A Member of Liechtenstein Global Trust

GT GLOBAL
INCOME FUNDS

TABLE OF CONTENTS

Message from the Chairman  . . . . . . . . . . . . . . . . . . . . . . . . . . 1

Market Overview  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

GT Global
Government Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

GT Global
High Income Fund . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7

GT Global
Strategic Income Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

Report of
Independent Accountants  . . . . . . . . . . . . . . . . . . . . . . . . . . F-1

Financials . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . F-2

                                                                     Inside Back
List of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Cover


The views of the Funds' management as described in this report are as of the date it was written. Portfolio holdings and allocations are as of October 31, 1997, unless otherwise noted. Views, portfolio holdings and allocations may have changed subsequent to these dates.

MESSAGE FROM THE CHAIRMAN

Dear Shareholder,

Fiscal 1997 has been a challenging and exciting year. The volatility of the market--and the resulting record highs and lows--has made investing a sometimes awe-inspiring endeavor for investors and investment professionals alike.

Across the GT Global family, our Funds have remained true to their investment goals and objectives regardless of world events. Whether it be the recent turmoil in the Asian markets, the privatization and reform underway across eastern Europe, deregulation occurring in Latin America or the ups and downs of the U.S. market, our Funds have maintained their focus. In fact, we believe these changes are yielding new investment opportunities in both established economies and dynamic new markets around the world. Looking forward to 1998, our commitment is to continue to monitor world markets and seek additional ways to capitalize on events as they unfold for the benefit of our shareholders.

In an effort to provide our customers easier access to information about the GT Global Funds, we launched our website, www.gtglobal.com, during the latter part of this year. We hope to continually enhance the information it contains, from our worldwide economic outlook, to fund price and performance reporting, to the Millennium Minute message of the day. Used in conjunction with annual and semiannual reports and your quarterly statement on our Funds, we hope it helps you monitor your investments and achieve your financial goals.

Be assured that we will continue to strive to offer you the quality investment products you need to build a well-diversified portfolio. As always, we appreciate your continued confidence in our Funds. Should you or your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our representatives will be happy to assist you.

Sincerely,


/s/ William J. Guilfoyle

William J. Guilfoyle
CHAIRMAN OF THE BOARD AND PRESIDENT
GT GLOBAL MUTUAL FUNDS

MARKET OVERVIEW


FUND MANAGEMENT

CHENG-HOCK LAU - Chief Investment Officer, Developed Market Debt. Prior to joining Chancellor LGT Asset Management in 1995, Mr. Lau spent a total of 13 years with Fiduciary Trust, Bankers Trust and Glaxo Enterprises as a fund manager for Global Fixed Income. He received his B.B.A. from the University of Oregon.

MICHAEL MABBUTT - Head of Global Emerging Market Debt. From 1992 to 1996, Mr. Mabbutt was a senior fixed income manager at Baring Asset Management, joining Chancellor LGT Asset Management in December 1996. He holds a B.Sc. from the University of Capetown.

In this report, Mr. Lau and Mr. Mabbutt discuss their views and expectations of global fixed income markets.

ESTABLISHED MARKETS

Generally speaking, bonds in developed markets have performed well over recent months, based on a clear tendency for disinflationary pressures to remain strong worldwide. However, in continental Europe, bond yields now appear to have ended their fall, reducing the possibility of another, imminent rally. In addition, central banks in Germany and other core countries raised interest rates by around 25 basis points in mid-October.

In contrast, yields on U.S. Treasuries have fallen to their lowest level since February 1996 as investors believe the Federal Reserve is unlikely to tighten monetary policy in the near term. U.S. economic growth continues to be healthy, while inflationary pressures remain negligible.

Bond yields have also fallen to record low levels in Japan, due to the weakness of their economy. Because little room exists for further falls, Japanese bonds appear to have very limited upside potential, both in absolute terms and relative to other bond markets. Even given deterioration of the government's fiscal position and the probability the yen will weaken over the long term we feel bond yields are unlikely to fall further.

Canada, Australia and New Zealand are characterized by low inflation and fiscally responsible governments, good environments for bond yields. Further, because the Canadian dollar appears undervalued, we believe it could appreciate over the coming year.

While we generally find continental European bonds unattractive, we have identified relatively appealing opportunities in Gilts (UK government bonds). It appears very possible that the spread (difference between yields) between Gilts and German bonds will narrow further as the economic upturn in continental Europe advances. Thus, except for selected issues, such as short-dated Italian bonds, continental European bonds appear fully valued. We believe they are, therefore, likely to continue to underperform bond markets of countries such as the U.S. and Canada, where low inflation rates could foreshadow a rally.

EMERGING MARKETS

A key feature of the last three months has been the volatility of emerging market bonds in the wake of the significant stock and currency selloffs in ASEAN markets. During late October, the yield spread between the J.P. Morgan Emerging Markets Bond Index Plus and U.S. Treasuries widened from an average of about 330 basis points (100 basis points equal 1%) to around 600 basis points, reaching a high of 825 basis points at one stage. This escalating spread reflected the severe loss of investor confidence in emerging market debt.



REAL GDP GROWTH

                          89        97f
Developing Countries     4.64       6.6
Latin America             1.8       5.4
E. Europe/Mid-East        2.8      3.56
Asia                      6.1      5.22

Source: GT Global, Inc., November 1997.

In the aftermath, however, we believe emerging market debt offers much better value now than in mid-1997. Meanwhile, disinflationary forces worldwide are strong, which augurs well for bonds generally. Among the markets we currently favor are South Africa, Mexico and Russia.

A key development in South Africa was the Reserve Bank's beginning to cut interest rates after running a very tight monetary policy. We believe this could be the catalyst for South Africa's next rally in bonds: nominal yields are about 14%; at the same time, inflation is around 8% and falling (the rate of inflation peaked at almost 10% in the first quarter of this year). South Africa's current account deficit is only about 1% of GDP. Given these positive developments, we believe the rand appears undervalued.

In Latin America, the strength of Mexico's economic recovery is a positive for government finances. In addition, Mexico's current account deficit remains under control and inflation is falling.

The Russian government, having made progress on clearing the backlog of pension, military wage and public sector wage payments, appears ready to achieve positive (if modest) economic growth next year. Other positives include a manageable current account surplus of about 2% of GDP, falling inflation and an improving budget deficit. The central bank has also managed to stabilize the rouble, at least in real terms.


INFLATION

                         89        97f
Developing Countries   64.9       11.7
Latin America            75       18.6
E. Europe/Mid-East     21.4       8.61
Asia                   11.8       7.91

Source: GT Global, Inc., November 1997.

[GRAPHIC]

INVESTMENT OBJECTIVE

The Fund primarily seeks a high level of current income. The Fund's secondary objectives are capital appreciation and protection of principal through active management of maturity structure and currency exposure. It invests primarily in high-quality U.S. and foreign government securities.

GT GLOBAL GOVERNMENT INCOME FUND

Performance Summary

          GT Global Government Income    J.P. Morgan Global
               Fund Class A Shares        Gov't Bond Index
3/29/88               9,525                    10,000
                      9,525                    10,022
                      9,442                     9,975
                      9,299                     9,868
                      9,290                     9,780
                      9,256                     9,704
                      9,231                     9,635
                      9,379                     9,875
                      9,589                    10,264
                      9,721                    10,353
                      9,632                    10,292
                      9,722                    10,190
                      9,413                    10,173
                      9,468                    10,087
                      9,635                    10,254
                      9,664                    10,143
                      9,957                    10,374
                     10,350                    10,787
                     10,090                    10,468
                     10,168                    10,633
                     10,345                    10,770
                     10,424                    10,866
                     10,704                    10,992
                     10,543                    10,829
                     10,421                    10,712
                     10,400                    10,646
                     10,400                    10,605
                     10,610                    10,944
                     10,886                    11,142
                     11,283                    11,470
                     11,206                    11,381
                     11,206                    11,487
                     11,579                    11,942
                     11,655                    12,151
                     11,644                    12,286
                     11,904                    12,565
                     11,937                    12,575
                     11,868                    12,182
                     11,996                    12,329
                     12,090                    12,340
                     11,877                    12,176
                     11,913                    12,433
                     12,106                    12,691
                     12,519                    13,155
                     12,667                    13,284
                     12,667                    13,501
                     13,235                    14,183
                     13,045                    13,905
                     13,161                    13,864
                     13,007                    13,737
                     13,098                    13,851
                     13,267                    14,244
                     13,320                    14,633
                     13,613                    14,955
                     13,733                    15,353
9/30/92              13,357                    15,338
                     13,465                    14,955
                     13,313                    14,690
                     13,493                    14,829
                     13,715                    15,080
                     14,358                    15,323
                     14,414                    15,558
                     14,399                    15,842
                     14,627                    15,943
                     15,246                    15,955
                     15,536                    15,962
                     16,236                    16,435
                     16,119                    16,608
                     16,413                    16,600
                     16,325                    16,479
                     16,936                    16,647
                     17,084                    16,804
                     15,915                    16,620
                     15,453                    16,543
                     15,221                    16,531
                     14,818                    16,394
                     14,837                    16,589
                     14,887                    16,744
                     14,699                    16,701
                     14,734                    16,785
                     14,958                    17,036
                     14,906                    16,821
                     14,573                    16,860
                     14,732                    17,201
                     15,086                    17,644
                     15,478                    18,542
                     15,852                    18,838
                     16,208                    19,364
                     16,131                    19,484
                     16,145                    19,577
                     15,849                    19,033
                     16,120                    19,461
                     16,337                    19,651
                     16,593                    19,871
                     16,851                    20,117
                     16,864                    19,910
                     16,497                    19,794
                     16,454                    19,764
                     16,430                    19,691
                     16,386                    19,711
                     16,557                    19,883
                     16,768                    20,249
                     16,822                    20,333
                     17,075                    20,445
                     17,499                    20,851
                     17,905                    21,148
                     17,871                    21,001
                     17,613                    20,476
                     17,557                    20,334
                     17,399                    20,180
                     17,301                    20,066
                     17,554                    20,540
                     17,828                    20,773
                     17,917                    20,697
                     17,776                    20,671
                     18,266                    21,130
10/31/97             18,335                    21,578

The chart above shows the performance of the GT Global Government Income Fund Class A shares since inception, versus the J.P. Morgan Global Government Bond Index. This represents a cumulative return of 83.35% and an average annual total return of 6.52%. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on October 22, 1992, would have been valued at $13,032. This figure reflects all Fund expenses, the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) and assumes complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $11,396 on October 31, 1997.


AVERAGE ANNUAL TOTAL RETURNS%(1)
October 31, 1997

                      Without Sales Charge(2)          With Sales Charge
Share Class      1-Year  5-Year   Life of Fund   1-Year   5-Year   Life of Fund
Class A(3)        4.78    6.37        7.07        -0.20     5.34        6.52

Class B(3)        4.00    5.64        5.55        -0.93     5.36        5.41

Advisor Class(4)  5.15    N/A         5.55         N/A      N/A         N/A


HISTORICAL PERFORMANCE%(2)
Annual Total Returns (Per Calendar Year)

           1988    1989    1990    1991    1992    1993    1994    1995    1996
Class A   1.12(3) 11.14    8.77    13.67   1.94    25.52   -13.95  15.63   6.05
Class B    N/A     N/A     N/A     N/A    -0.20(3) 24.70   -14.44  14.56   5.50

(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced the performance quoted.

(3) The Fund began operations on March 29,1988; Class B shares commenced on October 22,1992.

(4) The Fund began offering Advisor Class shares on June 1,1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH CHIEF INVESTMENT OFFICER, DEVELOPED MARKET DEBT, HOCK LAU

Q  HOW DID THE FUND PERFORM?

A The Fund outperformed its index over the 12 months ended October 31, 1997. Total return for Class A shares during the period was 4.78% (-0.20% including the maximum 4.75% sales charge); total return for Class B shares was 4.00% (-0.93% including the maximum 5% contingent deferred sales charge). During the same time frame, total return for the J.P. Morgan Global Government Bond Index(5) was 3.49%.

Q  HOW WAS THE FUND POSITIONED?

A The GT Global Government Income Fund's portfolio was well positioned in the top-performing markets of Italy, Australia, the UK and Spain. It was underweighted in the core European markets of Germany, France and the Netherlands. During the past 12 months the portfolio's European bond holdings have been hedged back into the U.S. dollar to protect returns. Selective purchases of investment-grade emerging market bonds in Mexico and South Africa also contributed significantly. The Fund held virtually no investments in Japan, which was an additional benefit.

Q  WHAT EVENTS DOMINATED GLOBAL DEVELOPED DEBT MARKETS?

A Global developed markets were dominated by three main themes. The first was that overall, the period was characterized by extreme sentiment swings between bearish and bullish expectations of future inflation in the G-3 economies (the U.S., Germany and Japan). In the first half of the 12-month review period, above-trend economic activity in the U.S. and economic recovery in Japan and Europe led investors to believe future inflation would trend higher as capacity constraints tightened.

These bearish expectations, however, were tempered by the absence of supporting evidence in reported inflation numbers. Nonetheless, investors did not believe positive news on inflation was sustainable and attached a large inflation risk premium to long-term bond yields. Because of the uncertainty, yields in the U.S., Germany and Japan were volatile for the first half of the year.

Only in the early spring months did investors begin to lower their expectations of higher inflation, as economic indicators confirmed the market's growing optimism. Our view was consistently below the market's inflationary expectations. Inflation in the U.S. remained remarkably low despite above-trend growth and the economy's seventh year of expansion.

After a spring up-tick in Germany, inflation turned lower while, at the same time, unemployment continued to rise to post-war highs. In Japan, economic activity collapsed after a consumption tax was implemented in early April. These events led to strong rallies as yields fell in G-3 markets. The chart below illustrates the early volatile trading period, followed by a large decline in yields.


G-3 YIELDS: TRENDING DOWN

                         Japan            Germany            U.S.
10/31/96                 2.51              5.99              6.37
                         2.61              5.92              6.24
                         2.66              5.86              6.15
                         2.66              5.85              6.13
                         2.42              5.77              6.12
                         2.34              5.64              6.22
                         2.49              5.88              6.39
                         2.40              5.88              6.34
                         2.50              5.81              6.34
                         2.57              5.89              6.53
                         2.49              5.93              6.51
                         2.40              5.68              6.57
                         2.44              5.70              6.56
                         2.39              5.74              6.59
                         2.39              5.68              6.46
                         2.38              5.56              6.35
                         2.45              5.54              6.38
                         2.39              5.58              6.61
                         2.36              5.63              6.62
                         2.24              5.71              6.72
                         2.26              5.95              6.74
                         2.35              5.88              6.91
                         2.18              6.04              6.86
                         2.13              5.91              6.90
4/17/97                  2.18              5.82              6.85
                         2.15              5.82              6.93
                         2.32              5.84              6.69
                         2.50              5.76              6.70
                         2.56              5.69              6.65
                         2.56              5.88              6.74
                         2.62              5.94              6.72
                         2.52              5.84              6.61
                         2.44              5.79              6.47
                         2.37              5.71              6.39
                         2.47              5.66              6.49
                         2.30              5.65              6.30
                         2.29              5.56              6.24
                         2.27              5.55              6.18
                         2.20              5.50              6.14
                         2.11              5.49              6.01
                         2.11              5.67              6.25
                         2.08              5.67              6.31
                         2.06              5.61              6.33
                         2.02              5.68              6.34
                         2.03              5.69              6.31
                         2.04              5.66              6.38
                         1.94              5.55              6.10
                         1.89              5.50              6.12
                         1.76              5.47              6.00
                         1.78              5.49              6.08
                         1.79              5.65              6.08
                         1.71              5.68              6.02
10/30/97                 1.60              5.58              5.83

Source: Datastream, November 1997.

The second major theme dominating global developed bond markets was Europe's determined march towards monetary union and a single currency. Early expectations that a small circle of qualifying countries would form the nucleus of an initial monetary union, with non-qualifying countries joining at a later date, were quashed in early summer.

                                                                  Continued p.6

(5) The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER  CONTINUED

It became increasingly evident that all expedient efforts would be made by European policymakers to meet the qualifying Maastricht benchmarks, even if the effort involved some creative accounting in a country's fiscal books. This led to a sharp decline in peripheral European bond yields, with yields converging toward low German levels. Spain and Italy exemplify this trend, as illustrated in the chart below. Australia experienced a similar trend.

RALLIES IN PERIPHERAL MARKETS AND DOWN UNDER


                       Australia          Spain             Italy
10/31/96                 7.38              7.84              8.31
                         7.29              7.55              7.88
                         7.10              7.38              7.64
                         7.09              7.22              7.64
                         7.12              7.13              7.67
                         7.15              6.94              7.48
                         7.37              7.07              7.63
                         7.46              7.04              7.62
                         7.43              6.99              7.59
                         7.45              6.88              7.57
                         7.49              6.94              7.62
                         7.42              6.67              7.31
                         7.31              6.62              7.25
                         7.40              6.72              7.35
                         7.37              6.82              7.13
                         7.35              6.68              7.11
                         7.41              6.74              7.14
                         7.65              6.78              7.30
                         7.77              6.98              7.44
                         7.78              6.96              7.73
                         8.04              7.21              7.85
                         7.99              7.10              7.93
                         8.08              7.25              8.06
                         7.92              6.88              7.70
4/17/97                  7.77              6.82              7.53
                         7.85              6.85              7.60
                         7.91              6.84              7.65
                         7.77              6.74              7.45
                         7.65              6.54              7.25
                         7.65              6.49              7.26
                         7.54              6.66              7.37
                         7.35              6.60              7.20
                         7.08              6.51              7.13
                         6.98              6.36              6.96
                         7.03              6.32              6.83
                         6.90              6.32              6.71
                         6.62              6.20              6.53
                         6.53              6.22              6.51
                         6.42              6.12              6.35
                         6.38              6.11              6.44
                         6.47              6.34              6.65
                         6.66              6.35              6.69
                         6.72              6.23              6.56
                         6.71              6.33              6.74
                         6.57              6.24              6.54
                         6.43              6.18              6.50
                         6.18              6.01              6.30
                         6.07              5.88              6.13
                         6.09              5.84              6.23
                         6.31              5.88              6.21
                         6.37              5.95              6.16
                         6.31              6.04              6.22
10/30/97                 5.90              5.99              6.26


Source: Datastream, November 1997.

The sharp appreciation of the U.S. dollar against our major trading partners' currencies constituted the third theme. On a trade-weighted basis, the dollar rose approximately 10%, led by a 14% appreciation of the dollar against the deutschemark. Supporting this rally was the large economic growth differential between the U.S. and other developed economies, and relatively higher U.S. interest rates. ASEAN (Association of Southeast Asian Nations) currency

GEOGRAPHIC ALLOCATION

Latin America             2.6%
Africa                    8.1%
Asia-Pacific             11.2%
U.S., Canada & Other     29.5%
Europe                   48.6%

Allocations may change based on current market conditions.

devaluations in the wake of collapsing, highly leveraged banking systems and non-fundable rising current account deficits, enhanced the dollar's allure.

Q  WHAT ARE YOUR EXPECTATIONS LOOKING INTO 1998?

A Our outlook over the next 12 months continues to be positive. We expect both growth and inflation to be lower; however, we do not expect a global recession, although there could be a risk of one if Japan's economic activity fails to recover and global policymakers respond incorrectly to the ASEAN crisis. In the U.S., we think investors are underestimating the impact of the ASEAN situation on the economy. Globally, we envision economic activity slowing by 0.5% to 1%, enough to alleviate any potential inflationary pressures.

[GRAPHIC]

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund primarily seeks high current income and, secondarily, capital appreciation. It invests primarily in debt securities from emerging markets around the world where we perceive value through improving fundamentals.


GT GLOBAL HIGH INCOME FUND
PERFORMANCE SUMMARY

                GT Global High Income     J.P. Morgan EMBI
                 Fund Class A Shares        (Brady) Index
10/22/92                9,525                   10,000
                        9,525                   10,105
                        9,508                    9,970
                        9,684                   10,209
                        9,743                   10,316
                        9,991                   10,451
                       10,645                   10,996
                       10,887                   11,217
                       11,283                   11,598
                       11,747                   12,003
                       12,290                   12,504
                       12,596                   12,755
                       12,723                   12,922
                       13,681                   14,011
                       13,848                   13,871
                       14,678                   14,718
                       14,895                   14,758
                       13,615                   13,530
                       11,578                   11,982
                       11,413                   11,988
                       12,236                   12,815
                       11,722                   11,783
                       11,930                   12,073
                       12,640                   12,936
                       12,952                   13,063
                       12,799                   12,693
                       12,840                   12,822
                       11,854                   11,968
1/31/95                11,315                   11,554
                       10,948                   10,952
                       10,604                   10,643
                       11,489                   11,785
                       12,370                   12,824
                       12,577                   13,073
                       12,509                   13,082
                       12,828                   13,391
                       13,205                   13,852
                       13,159                   13,710
                       13,512                   14,190
                       14,248                   15,265
                       15,474                   16,609
                       14,594                   15,442
                       14,755                   15,838
                       15,283                   16,635
                       15,708                   16,842
                       16,019                   17,308
                       16,342                   17,440
                       16,946                   18,006
                       18,066                   19,131
                       18,297                   19,180
                       19,260                   20,254
                       19,487                   20,480
                       20,094                   21,220
                       20,512                   21,601
                       19,586                   20,758
                       20,170                   21,462
                       20,988                   22,325
                       21,692                   22,844
                       22,484                   23,945
                       22,378                   23,709
                       23,083                   24,503
10/31/97               20,943                   21,866

The chart above shows the performance of the GT Global High Income Fund Class A shares since inception, versus the J.P. Morgan EMBI (Brady) Index. This represents a cumulative return of 109.43% and an average annual total return of 15.85% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on October 22, 1992 would have been valued at $21,176. This figure reflects all Fund expenses, the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) and assumes complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1,1995, would have been worth $17,035 on October 31, 1997.


AVERAGE ANNUAL TOTAL RETURNS%(1)
October 31, 1997


                      Without Sales Charge(2)          With Sales Charge
Share Class       1-Year  5-Year   Life of Fund   1-Year   5-Year   Life of Fund
Class A(3)         14.46   17.07      16.98        9.03     15.93      15.85
Class B(3)         13.77   16.30      16.21        8.77     16.08      16.10
Advisor Class(4)   14.72    N/A       24.63        N/A       N/A         N/A

HISTORICAL PERFORMANCE%(2)
Annual Total Returns (Per Calender Year)

          1992(3)   1993    1994     1995     1996
Class A    1.67     51.57   -19.24   20.19    36.77
Class B    1.41     50.60   -19.61   19.27    35.86

(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced the performance quoted.

(3)  The Fund began operations on October 22, 1992.

(4) The Fund began offering Advisor Class shares on June 1,1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH HEAD OF GLOBAL EMERGING MARKET DEBT MICHAEL MABBUTT

Q  HOW DID THE FUND PERFORM?

A  Emerging market debt performed well over the first half of the year.
However confidence in the second half of the year was bruised by the devaluation of the Thai baht in early July and recent volatility in the Hong Kong market. In response, the spread between yields on the J.P. Morgan Emerging Markets Bond Index (EMBI) Plus5 and U.S. Treasuries during October widened from an average of about 330 basis points (100 bps equal 1%) to around 600 bps, reaching 825 bps at one stage.

Although the Fund was not immune to the volatility, it ended the 12-month period to October 31, 1997, with a 14.46% gain for Class A shares (9.03% including the maximum 4.75% sales charge) and 13.77% for Class B shares (8.77% including the maximum 5% contingent deferred sales charge). Over the same period, the J.P. Morgan EMBI Plus returned a total of 10.82%, while the J.P. Morgan EMBI (Brady)6 returned a total of 14.0%.

Q  WHAT HOLDINGS WORKED WELL FOR THE FUND?

A Relative to the J.P. Morgan EMBI Plus Index, country selection has benefited the Fund with holdings in Bulgaria, Brazil and Russia contributing significantly. The Fund was also considerably more geographically diversified than the index. Whereas the Fund held an average of nearly 52% of its assets in Latin America over the period, the index held a weighting of approximately 80% in this region. The Fund was thus able to take advantage of more attractive opportunities elsewhere.

Q  WHAT WAS YOUR INVESTMENT STRATEGY IN LIGHT OF THE LATE-OCTOBER CORRECTION?

A As the Hong Kong market collapsed, other markets moved in sympathy and the impressive returns emerging fixed income experienced over the past several years have been suspended, at least temporarily; emerging market debt reached its peak on October 7, 1997 (based on the J.P. Morgan EMBI Plus Index) and had fallen 13 percentage points from its peak by October 31.

In response, on October 23, 1997 we raised cash and invested in U.S. Treasuries as a defensive strategy. Because we felt this environment would continue for some time, we sold off assets, beginning with those we felt were most vulnerable to the increased risk perceptions then associated with emerging markets. These markets included Bulgaria, Ecuador and Brazil.

Bulgaria was reduced from 8.1% of the Fund's net assets in April to 5.1% on October 31, and Brazil from 8.6% to 2.7%. Meanwhile, we have also taken the Fund's position in Argentina down from 16.7% to 6.9% in favor of Mexico.

While over the short term we have allocated assets into cash and U.S. Treasuries, our basic investment principle remains intact--to avoid countries with large or growing current account or budget deficits. Argentina, Brazil, Poland, the Philippines and the Czech Republic are examples of countries having, or that we feel may face, difficulties in financing their budget shortfalls in a world where liquidity is being squeezed.

Among emerging debt markets, Brazil has been hit the hardest by this correction for a number of reasons, including budget deficit and current account problems. Also worrisome is that Brazilian interest rates, which have risen considerably, are likely to impact growth. Argentina, moving in tandem, has seen its spreads widen as a result of its reliance on Brazil as an export destination.

On the other hand, Russia, Bulgaria and Venezuela enjoy current account surpluses--Venezuela because of its oil, Bulgaria because its currency is inexpensive,

                                                                  Continued p.9

(5) The J.P. Morgan EMBI Plus is a market value-weighted average of government bonds from 13 emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars. Relative to the J.P. Morgan EMBI (Brady), the EMBI Plus is more diversified both geographically and in the instruments it tracks.

(6) The J.P. Morgan EMBI (Brady) is a market value-weighted average of Brady bonds from ten emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER  CONTINUED

making its exports very competitive, and Russia because of its resource exports. We believe this implies a much greater capacity in these countries to service their foreign bonds because they have access to inflows of foreign exchange.

Q THE FUND'S LARGEST POSITION IS IN MEXICO. HOW HAS IT FARED DURING THESE UNCERTAIN TIMES?

A Once the pariah, Mexico has come a long way since devaluing its currency in December 1994, and is now regarded as a relatively safe haven in Latin America. It has achieved this status in part by maintaining only a small current account deficit and a free-floating exchange rate. These qualities enabled Mexico to enjoy by far the tightest spreads against U.S. Treasuries in Latin American markets over the last several months, although spreads widened in late October. A free-floating exchange rate acts as an adjustment mechanism to diminish external imbalances; the exchange rate adjusts to satisfy conditions of the economy.

Q YOU ALSO INTRODUCED A LARGE POSITION IN SOUTH AFRICA. WHAT DO YOU FIND ATTRACTIVE ABOUT THIS MARKET?

A We believe South Africa is a compelling story. Nominal yields are currently about 14%, while inflation is around 8% and falling. In addition, South Africa's current account deficit is only about 1% of GDP. Most importantly, the reserve bank has begun to cut interest rates after running a very tight monetary policy, a key development we think could be the catalyst for the next bond rally there.

Q WHAT ARE THE IMPLICATIONS OF EMERGING MARKET DEBT ONCE AGAIN REVERTING TO BEING MORE "EQUITY-LIKE"?

A As investor confidence returned to emerging market debt (having sufficiently recovered from the Mexican peso crisis), spreads began to narrow, became more bond-like and were influenced by U.S. Treasury yields. Now that they've widened, however, we believe they've once again become more equity-like and are bound to be influenced more by economic developments in countries and their equity markets. This means potential exists for larger capital gains, whereas three months ago it didn't because yields had tightened about as far as they could relative to U.S. Treasuries.


GEOGRAPHIC ALLOCATION

Middle East               1.1%
Asia-Pacific              7.9%
Africa                   12.7%
U.S., Canada & Other     17.0%
Eastern Europe           19.2%
Latin America            42.1%

Allocations may change based on current market conditions.


Q  IS EMERGING MARKET DEBT STILL ATTRACTIVE AS AN ASSET CLASS?

A We believe emerging market fundamentals are still good, and opportunities remain at hand for the long-term investor. Emerging market debt is essentially an issue of creditworthiness. Do we think these countries will default? No, not in the markets we're interested in.

We have been underweighted in Asia but continue to believe debt servicing capacities of many eastern European and Latin American countries are fairly good. When markets realize these countries are not going to default, we expect spreads at worst will remain at current levels, but are likely to be narrower.

The Asian crisis will inevitably heighten investor caution in emerging markets, which may translate to slower growth rates and continuing market volatility for many of these countries next year. Nevertheless, we believe yield spreads of 600-700 bps more than compensate for the risks of potential default. Consequently, attractive values are reappearing in Latin America and eastern Europe, and we see room for spreads to tighten.

[GRAPHIC]

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund primarily seeks high current income and, secondarily, capital appreciation. It invests mainly in debt securities of issuers in the U.S., developed foreign countries and emerging markets. The Fund selects debt securities from those issued by governments, their agencies and instrumentalities, central banks, commercial banks and other corporate entities.

GT GLOBAL STRATEGIC INCOME FUND

PERFORMANCE SUMMARY

             GT Global Strategic Income    J.P. Morgan Global
                Fund Class A Shares         Gov't Bond Index
3/29/88                 9,525                    10,000
                        9,525                    10,021
                        9,542                     9,975
                        9,525                     9,868
                        9,425                     9,780
                        9,346                     9,704
                        9,279                     9,635
                        9,414                     9,875
                        9,705                    10,264
                        9,713                    10,353
                        9,636                    10,292
                        9,592                    10,190
                        9,416                    10,173
                        9,461                    10,087
                        9,630                    10,254
                        9,755                    10,143
                       10,043                    10,374
                       10,389                    10,787
                       10,134                    10,468
                       10,116                    10,633
                       10,366                    10,770
                       10,440                    10,866
                       10,616                    10,992
                       10,247                    10,829
                       10,172                    10,712
                       10,200                    10,646
                       10,103                    10,605
                       10,190                    10,944
                       10,443                    11,142
                       10,846                    11,470
                       10,629                    11,381
                       10,677                    11,487
                       11,229                    11,942
                       11,429                    12,151
                       11,506                    12,286
                       11,772                    12,565
                       11,721                    12,575
                       11,429                    12,182
                       11,597                    12,329
                       11,545                    12,340
                       11,229                    12,176
                       11,446                    12,433
                       11,683                    12,691
                       12,239                    13,155
                       12,095                    13,284
                       12,239                    13,501
                       13,322                    14,183
                       13,027                    13,905
                       12,856                    13,864
                       12,494                    13,737
                       12,401                    13,851
                       12,864                    14,244
                       13,110                    14,633
                       13,334                    14,955
                       13,686                    15,353
9/30/92                13,572                    15,338
                       13,440                    14,955
                       13,237                    14,690
                       13,490                    14,829
                       13,666                    15,080
                       14,210                    15,323
                       14,735                    15,558
                       15,096                    15,842
                       15,435                    15,943
                       16,127                    15,955
                       16,694                    15,962
                       17,293                    16,435
                       17,427                    16,608
                       18,410                    16,600
                       18,357                    16,479
                       19,419                    16,647
                       19,589                    16,804
                       17,588                    16,620
                       15,893                    16,543
                       15,603                    16,531
                       16,129                    16,394
                       15,880                    16,589
                       16,034                    16,744
                       16,280                    16,701
                       16,483                    16,785
                       16,489                    17,036
                       16,292                    16,821
                       15,370                    16,860
                       15,017                    17,201
                       14,986                    17,644
                       15,020                    18,542
                       15,743                    18,838
                       16,424                    19,364
                       16,424                    19,484
                       16,423                    19,577
                       16,439                    19,033
                       16,830                    19,461
                       16,993                    19,651
                       17,408                    19,871
                       17,991                    20,117
                       18,743                    19,910
                       18,036                    19,794
                       18,187                    19,764
                       18,579                    19,691
                       18,784                    19,711
                       19,078                    19,883
                       19,408                    20,249
                       19,827                    20,333
                       20,548                    20,445
                       20,901                    20,851
                       21,648                    21,148
                       21,775                    21,001
                       21,972                    20,476
                       22,116                    20,334
                       21,460                    20,180
                       21,717                    20,066
                       22,362                    20,540
                       22,842                    20,773
                       23,328                    20,697
                       23,216                    20,671
                       23,894                    21,130
10/31/97               22,866                    21,578

The chart above shows the performance of the GT Global Strategic Income Fund Class A shares since inception, versus the J.P. Morgan Global Government Bond Index. This represents a cumulative return of 128.66% and an average annual total return of 9.01% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on October 22, 1992 would have been valued at $16,228. This figure reflects all Fund expenses, the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) and assumes complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1996, would have been worth $14,060 on October 31, 1997.



AVERAGE ANNUAL TOTAL RETURNS%(1)
October 31, 1997


                      Without Sales Charge(2)           With Sales Charge
Share Class      1-Year   5-Year   Life of Fund   1-Year   5-Year   Life of Fund
Class A(3)        9.40     11.21       9.56        4.21     10.14       9.01
Class B(3)        8.70     10.52      10.25        3.70      N/A       10.11
Advisor Class(4)  9.86       N/A      15.13         N/A      N/A         N/A

HISTORICAL PERFORMANCE%(2)
Annual Total Returns (Per Calendar Year)


           1988    1989    1990    1991   1992     1993    1994     1995   1996
Class A   1.16(3) 10.17    8.39   15.78   1.27    43.95   -20.85   17.06   21.03
Class B    N/A     N/A     N/A     N/A   -0.69(3) 43.10   -21.29   16.28   20.31

(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge or the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced the performance quoted.

(3) The Fund began operations on March 29, 1988; Class B shares commenced on October 22, 1992.

(4) Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH PORTFOLIO MANAGERS HOCK LAU AND MICHAEL MABBUTT


Q  HOW DID THE FUND PERFORM?

A In a generally volatile environment, over the 12 months ended October 31, 1997, the Fund returned a total of 9.40% for Class A shares (4.21% including the maximum 4.75% sales charge); total return for Class B shares was 8.70% (3.70% including the maximum 5% contingent deferred sales charge). During the same time frame, total return for the J.P. Morgan Global Government Bond5 was 3.49%, 14.00% for the J.P. Morgan Emerging Markets Bond Index (EMBI) (Brady)6 and 10.82% for the J.P. Morgan EMBI Plus.7

Q  WHAT HOLDINGS CONTRIBUTED TO PERFORMANCE?

A The GT Global Strategic Income Fund benefited the most from its holdings in Bulgaria and Russia. Also, the Fund was underweighted in the core European markets of France, Belgium and the Netherlands--several of the poorer-performing European markets--in favor of the higher-yielding markets of Italy, Spain and Sweden, which enjoyed rallies in their bond markets. The Fund held virtually no investments in Japan, which benefited its performance relative to the markets as a whole.

Q  WHAT WAS YOUR INVESTMENT STRATEGY OVER THE PERIOD?

A Given our view of moderate global non-inflationary growth, we overweighted the portfolio's allocation to emerging markets. Within this portion, we significantly underweighted Brazil, and Argentina to some degree, while overweighting our allocation to Mexico. In the non-Latin portion, the Fund's position in Russia and Bulgaria remained essentially unchanged. We introduced a position in South Africa on the basis of improving fundamentals and low correlation to other emerging debt markets.

Because our positive, fundamental outlook for emerging markets supported this allocation, we did not anticipate that emerging debt would be derailed by rising global interest rates. In August we began to lower the portfolio's allocation to emerging markets, by 5%, a reflection of our view that much of the positive news was priced into higher market levels.

Q  HOW HAVE EUROPEAN MARKETS PERFORMED?

A Non-accelerating inflation helped fuel dollar-based returns of 17.82% in the UK, making it Europe's top-performing bond market over the 12-month period based on the J.P. Morgan Index. Meanwhile, serious efforts in Italy and Spain to meet deficit and inflation targets for membership in the European Monetary Union (EMU) helped Italian and Spanish bond markets become Europe's second and third top-performing markets, respectively.
Core European bond markets such as Germany and France remained relatively poor performers, hampered by ongoing investor concerns about interest rates rising to contain inflationary pressures.

Q ON THE EMERGING SIDE, THE FUND'S LARGEST POSITION IS IN MEXICO. HOW HAS IT FARED DURING THESE UNCERTAIN TIMES?

A Once the pariah, Mexico has come a long way since devaluing its currency in December 1994, and is now regarded as a relatively safe haven in Latin America. It has achieved this status in part by maintaining only a small current account deficit and a free-floating exchange rate. These qualities enabled Mexico to enjoy by far the tightest spreads in Latin American markets over the last several months, although spreads widened in late October. A free-floating exchange rate acts as an adjustment mechanism to diminish external imbalances; the exchange rate adjusts to satisfy conditions of the economy.

Q  WHAT EVENTS DOMINATED GLOBAL DEVELOPED DEBT MARKETS?

A Global developed markets were dominated by three main themes. The first was that overall, the

                                                                 Continued p.12


(5) The J.P. Morgan Global Government Bond Index is a market value-weighted average of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

(6) The J.P. Morgan EMBI (Brady) is a market value-weighted average of Brady bonds from ten emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

(7) The J.P. Morgan EMBI Plus is a market value-weighted average of government bonds from 13 emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars. Relative to the J.P. Morgan EMBI (Brady), the EMBI Plus is more diversified both geographically and in the instruments it tracks.

Indices are unmanaged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGERS  CONTINUED

period was characterized by extreme sentiment swings between bearish and bullish expectations of future inflation in the G-3 economies (the U.S., Germany and Japan). In the first half of the 12-month review period, above-trend economic activity in the U.S. and economic recovery in Japan and Europe led investors to believe future inflation would move higher. As capacity constraints tightened, a large inflation risk premium was attached to long-term bond yields. Because of the uncertainty, yields in the U.S., Germany and Japan were volatile for the first half of the year. However, in the second half of the year, declining inflation and Japanese economic activity led to sharp falls in yields and rising developed market bond prices.

The second major theme dominating global developed bond markets was Europe's determined march towards monetary union and a single currency. It became increasingly evident that all expedient efforts would be made by the European policymakers to meet the qualifying Maastricht benchmarks. This led to a sharp decline in peripheral European bond yields, with yields converging toward those of low German bonds.

The sharp appreciation of the U.S. dollar against our major trading partners' currencies constituted the third theme. On a trade-weighted basis, the dollar rose approximately 10%, led by a 14% appreciation of the dollar against the deutschemark. Supporting this rally was the large economic growth differential between the U.S. and other developed economies, and relatively higher U.S. interest rates. ASEAN (Association of Southeast Asian Nations) currency devaluations in the wake of collapsing, highly leveraged banking systems and non-fundable rising current account deficits enhanced the dollar's allure.


GEOGRAPHIC ALLOCATION

Middle East                   0.4%
Africa                        4.1%
Asia - Pacific                6.9%
Eastern Europe               10.0%
Latin America                20.6%
U.S., Canada & Other         28.4%
Europe                       29.6%

Allocations may change based on current market conditions.

Q  WHAT ARE YOUR EXPECTATIONS LOOKING INTO 1998?


A Our outlook for the markets over the next 12 months continues to be positive; we expect both growth and inflation to be lower. The ASEAN economic crisis, and its impact on both Japan and the U.S., is a significant contributor to our expectations of a global economic slowdown. Although we do not anticipate a global recession, it could be a possibility if Japan's economic activity fails to recover and global policymakers respond incorrectly to the ASEAN crisis. We envision global economic activity slowing by 0.5% to 1%, enough to alleviate any inflationary pressures.

In emerging debt markets, we believe fundamentals are still good. Over the shorter term, given continuing market instabilities, we plan to minimize our investments in countries with large balance of payment imbalances or onerous debt amortization schedules.

GT GLOBAL
INCOME FUNDS

FINANCIAL
STATEMENTS

                             GT GLOBAL INCOME FUNDS

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of GT Global Government Income Fund, GT Global High Income Fund-Consolidated, and GT Global Strategic Income Fund, including the portfolios of investments, as of October 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial positions of GT Global Government Income Fund, GT Global High Income Fund-Consolidated and GT Global Strategic Income Fund as of October 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 15, 1997

                                       F1

                        GT GLOBAL GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (49.4%)
  Australia (3.0%)
    Commonwealth of Australia, 7.5% due 9/15/09 ..........   AUD           10,660,000   $  8,416,716         3.0
  Canada (2.0%)
    Canadian Government, 7.25% due 6/1/07 ................   CAD            6,920,000      5,548,964         2.0
  Germany (4.7%)
    Deutschland Republic, 6% due 1/5/06 ..................   DEM           22,050,000     13,180,133         4.7
  Italy (9.4%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      9.50% due 1/1/05 ...................................   ITL       13,100,000,000      9,228,992         3.3
      9% due 11/1/23 .....................................   ITL       11,730,000,000      8,839,498         3.1
      7.25% due 11/1/26 ..................................   ITL       13,200,000,000      8,361,624         3.0
  New Zealand (4.4%)
    New Zealand Government, 8% due 4/15/04 ...............   NZD           18,570,000     12,360,425         4.4
  Spain (2.3%)
    Spain Government, 10.5% due 10/30/03 .................   ESP          770,000,000      6,581,165         2.3
  Sweden (2.9%)
    Swedish Government, 8% due 8/15/07 ...................   SEK           54,800,000      8,163,505         2.9
  United Kingdom (4.4%)
    United Kingdom Treasury:
      9.5% due 4/18/05 ...................................   GBP            5,000,000      9,775,453         3.5
      7.25% due 12/7/07 ..................................   GBP            1,420,000      2,503,816         0.9
  United States (15.3%)
    United States Treasury:
      8% due 11/15/21{./} {z} ............................   USD           17,000,000     20,683,023         7.3
      6.125% due 8/15/07 .................................   USD            9,750,000      9,958,711         3.5
      6.375% due 8/15/27 .................................   USD            6,250,000      6,431,641         2.3
      6.625% due 5/15/07 .................................   USD            5,800,000      6,106,992         2.2
  Uruguay (1.0%)
    Republic of Uruguay, 7.875% due 7/15/27 -
     144A{./}{.} .........................................   USD            3,000,000      2,898,000         1.0
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $136,776,126) ...........................................                               139,038,658
                                                                                        ------------
Corporate Bonds (23.5%)
  Denmark (5.4%)
    Realkredit Bank, 7% due 10/1/29 ......................   DKK          104,000,000     15,287,266         5.4
  Germany (2.0%)
    Commerzbank O/S Financial, 8.5% due 5/13/02 ..........   NZD            5,340,000      3,467,559         1.2
    Kredit Fuer Wiederaufbau International Finance, 7.25%
     due 7/16/07 .........................................   AUD            3,100,000      2,304,569         0.8
  New Zealand (3.8%)
    Transpower Finance Ltd., 8% due 3/15/02 ..............   NZD           16,500,000     10,590,896         3.8
  South Africa (5.5%)
    Eskom, 11% due 6/1/08{./} ............................   ZAR           68,500,000     11,346,106         4.0

    The accompanying notes are an integral part of the financial statements.

                                       F2

                        GT GLOBAL GOVERNMENT INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Corporate Bonds (Continued)
    Transnet Ltd., 7.5% due 4/1/08 .......................   ZAR           28,140,000   $  3,612,816         1.3
    Development Bank of South Africa, due 12/31/27 .......   ZAR          124,000,000        580,042         0.2
  Tunisia (1.5%)
    Banque Centrals de Tunisie, 8.25% due 9/19/27 ........   USD            4,750,000      4,314,235         1.5
  United Kingdom (5.3%)
    SBC Jersey, 8.75% due 6/20/05 ........................   GBP            8,200,000     14,927,163         5.3
                                                                                        ------------
Total Corporate Bonds (cost $68,215,638) .................                                66,430,652
                                                                                        ------------
Mortgage Backed (12.0%)
  United States (12.0%)
    Federal National Mortgage Association:
      7.25% due 6/20/02 ..................................   NZD           15,050,000      9,421,474         3.3
      6.375% due 8/15/07 .................................   AUD            7,300,000      5,212,020         1.8
    Government National Mortgage Association:
      TBA Pool, 7% due 11/15/27{*} .......................   USD            8,725,000      8,774,078         3.1
      Pool #780515, 9.5% due 12/15/21 ....................   USD            5,026,270      5,475,493         1.9
    Federal Home Loan Mortgage Association Pool #E62449,
     8.5% due 3/1/10 .....................................   USD            2,595,424      2,769,195         1.0
    Salomon Brothers Mortgage Securities CMO, effective
     yield 6.0867% due 12/25/30 ..........................   USD            2,342,065      2,400,617         0.9
                                                                                        ------------
Total Mortgage Backed (cost $34,786,107) .................                                34,052,877
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $239,777,871) .......                               239,522,187        84.9
                                                                                        ------------       -----

                                                                         UNDERLYING        VALUE         % OF NET
OPTIONS                                                     CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
  Deutsche Marks Put Option, strike 1.7825, expires
   11/13/97
   (cost $80,102) ........................................   USD            4,840,000          3,896          --
                                                                                        ------------       -----
    CURRENCY OPTIONS

                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (14.9%)
  Egypt (1.1%)
    Egypt Treasury Bill, 0% due 11/25/97 .................   EGP           11,000,000      3,215,643         1.1
  Italy (7.1%)
    Italian Buoni Poliennali del Tesoro (BTPS), 10.5% due
     4/15/98 .............................................   ITL       33,520,000,000     20,073,397         7.1
  Mexico (1.6%)
    Mexican Cetes due 11/13/97 ...........................   MXN            3,732,000      4,445,773         1.6
  United Kingdom (5.1%)
    United Kingdom Treasury, 7.25% due 3/30/98 ...........   GBP            8,550,000     14,354,277         5.1
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $41,749,459) ............................................                                42,089,090
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                        GT GLOBAL GOVERNMENT INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Commercial Paper - Discounted (3.1%)
  United States (3.1%)
    General Electric Capital Corp., effective yield 5.68%
     due 11/19/97 (cost $8,659,446){./} ..................   USD            8,725,000   $  8,659,446         3.1
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $50,408,905) ..........                                50,748,536        18.0
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $290,266,878)  * .................                               290,274,619       102.9
Other Assets and Liabilities .............................                                (8,165,141)       (2.9)
                                                                                        ------------       -----

NET ASSETS ...............................................                              $282,109,478       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

       {./} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities or forward currency contracts. See Note 1 to the Financial Statements.
        {z} All or part of the Fund's holdings in this security is segregated as collateral for written options. See Note 1 to the Financial Statements.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {*}  Purchased on a forward commitment basis.
          * For Federal income tax purposes, cost is $290,620,342 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   5,885,779
                 Unrealized depreciation:            (6,231,502)
                                                  -------------
                 Net unrealized depreciation:     $    (345,723)
                                                  -------------
                                                  -------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     WRITTEN OPTIONS CONTRACTS OUTSTANDING
                                OCTOBER 31, 1997

                                            UNDERLYING     EXPIRATION  STRIKE      MARKET
PUT OPTIONS                                   AMOUNT         DATE     PRICE        VALUE
----------------------------------------  --------------   --------  --------  --------------
DEM.....................................     4,840,000     11/13/97   DEM1.82   $      (406)
                                                                                     ------
  Total outstanding written options
   (Premium received $44,673)...........                                               (406)
                                                                                     ------
                                                                                     ------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F4

                        GT GLOBAL GOVERNMENT INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1997

                                                                                 UNREALIZED
                                           MARKET VALUE    CONTRACT  DELIVERY   APPRECIATION
CONTRACTS TO BUY:                         (U.S. DOLLARS)    PRICE      DATE    (DEPRECIATION)
----------------------------------------  --------------   --------  --------  --------------
Australian Dollars......................      14,130,053    1.33485   11/6/97   $  (927,862)
Australian Dollars......................       2,108,963    1.37000   11/6/97       (80,812)
Australian Dollars......................       4,077,329    1.37155   11/6/97      (151,451)
Australian Dollars......................       8,168,717    1.36885   11/6/97      (320,158)
British Pounds..........................      17,545,780    0.62087    2/5/98       505,103
Canadian Dollars........................       1,412,149    1.37160   11/6/97       (38,712)
Danish Kroner...........................       5,263,096    6.67385   11/6/97        87,497
Deutsche Marks..........................       4,607,616    1.79770   11/6/97       187,616
Deutsche Marks..........................       7,647,020    1.72473   11/6/97         1,020
Deutsche Marks..........................       8,632,762    1.85468    2/5/98       650,345
Deutsche Marks..........................       9,831,529    1.86050    2/5/98       769,116
Deutsche Marks..........................       9,121,259    1.84900    2/5/98       661,259
Deutsche Marks..........................      10,320,977    1.82590    2/5/98       627,127
Deutsche Marks..........................      22,031,550    1.76970    2/5/98       681,550
Deutsche Marks..........................      15,399,073    1.74950    2/5/98       304,074
Deutsche Marks..........................       7,856,456    1.74980    2/5/98       156,456
Deutsche Marks..........................       7,924,376    1.74230    2/5/98       124,376
Italian Liras...........................       3,458,975   1,768.30000   2/5/98      138,837
Italian Liras...........................       8,545,464   1,747.52000   2/5/98      245,464
Italian Liras...........................       3,796,301   1,741.50000   2/5/98       96,301
Italian Liras...........................      15,238,110   1,732.32000   2/5/98      307,843
Italian Liras...........................       5,672,764   1,699.54000   2/5/98        7,399
Italian Liras...........................         996,994   1,697.70000   2/5/98          221
South African Rand......................         873,181    4.81550   11/6/97           997
Swedish Kronor..........................       8,468,638    7.57006   11/6/97        92,472
Swedish Kronor..........................       2,827,601    7.49385    2/5/98        11,645
                                          --------------                       --------------
  Total Contracts to Buy (Payable amount
   $201,819,010)........................     205,956,733                          4,137,723
                                          --------------                       --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 73.01%.


CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................      35,852,373    1.34162   11/6/97     2,161,497
Australian Dollars......................       8,548,124    1.43055   11/6/97       (48,124)
British Pounds..........................       8,269,037    0.62724   11/6/97      (409,138)
British Pounds..........................       9,476,686    0.63291   11/6/97      (549,686)
British Pounds..........................       8,830,253    0.60165    2/5/98        19,747
Canadian Dollars........................       1,412,149    1.39136   11/6/97        36,705
Canadian Dollars........................       5,516,238    1.39136    2/5/98        43,762
Danish Kroner...........................       7,511,923    6.95000   11/6/97      (418,398)
Deutsche Marks..........................       4,699,886    1.83370   11/6/97      (279,886)
Deutsche Marks..........................       7,559,969    1.78347   11/6/97      (249,969)
Deutsche Marks..........................       8,548,334    1.71846    2/5/98       (17,440)
Deutsche Marks..........................       7,689,586    1.71600    2/5/98        (4,687)
Deutsche Marks..........................      57,287,100    1.71600    2/5/98       (34,920)
Deutsche Marks..........................      18,029,667    1.71800    2/5/98       (31,966)
Italian Lira............................      39,768,497   1,696.15000   2/5/98       27,512
New Zealand Dollars.....................      36,510,209    1.57878   11/6/97       638,701
South African Rand......................       8,879,420    4.83145  11/12/97       (39,420)
South African Rand......................       7,946,694    4.95150  11/28/97      (171,272)
Swedish Kronor..........................       4,273,847    7.94000   11/6/97      (243,620)
Swedish Kronor..........................       9,215,482    8.00000   11/6/97      (590,482)
                                          --------------                       --------------
  Total Contracts to Sell (Receivable
   amount $295,664,390).................     295,825,474                           (161,084)
                                          --------------                       --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 104.86%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                        $ 3,976,639
                                                                               --------------
                                                                               --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                          GLOBAL HIGH INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (53.2%)
  Argentina (5.2%)
    Republic of Argentina:
      Global Bond, 11% due 10/9/06 .......................   USD           11,919,000   $ 11,814,709         3.2
      Par Bond Series L, 5.50% due 3/31/23++ .............   USD            6,610,000      4,498,931         1.2
      Global Bond, 11.375% due 1/30/17 ...................   USD            3,048,000      2,910,840         0.8
  Brazil (2.1%)
    Republic of Brazil, Par Z-L Bond, 5.25% due
     4/15/24++ ...........................................   USD           11,384,000      7,527,670         2.1
  Bulgaria (5.1%)
    Republic of Bulgaria:
      Front Loaded Interest Reduction Bond Series A, 2.25%
       due 7/28/12++ .....................................   USD           18,357,000     10,004,565         2.7
      Interest Arrears Bond, 6.6875% due 7/28/11 -
       Euro+ .............................................   USD           13,522,000      8,882,264         2.4
  Costa Rica (1.7%)
    Banco Central de Costa Rica:
      Interest Bond Series A, 6.5391% due 5/21/05
       (effective maturity date 8/21/02)+ ................   USD            4,270,656      4,270,656         1.2
      Principal Bond Series A, 6.25% due 5/21/10 .........   USD            1,900,000      1,653,000         0.5
  Ecuador (2.1%)
    Republic of Ecuador Discount Bond, 6.6875% due 2/28/25
     - EURO+ .............................................   USD           11,069,000      7,775,973         2.1
  Mexico (11.7%)
    United Mexican States:
      Discount Bond Series D, 6.8125% due 12/31/19+ ......   USD           24,328,000     22,032,045         6.0
      Global Bond, 11.5 due 5/15/26 ......................   USD            7,290,000      7,873,200         2.2
      Global Bond, 9.875% due 1/15/07 ....................   USD            6,430,000      6,502,338         1.8
      Global Bond, 11.375% due 9/15/16 ...................   USD            5,793,000      6,162,304         1.7
  Nigeria (3.4%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20+/+ .........................................   USD           18,750,000     12,281,250         3.4
  Panama (3.4%)
    Republic of Panama, Interest Reduction Bond, 3.75% due
     7/17/14++ ...........................................   USD           17,850,000     12,550,781         3.4
  Peru (1.6%)
    Republic of Peru, Past Due Interest Bond, 4% due
     3/7/17 - 144A{.} ....................................   USD           10,086,000      5,749,020         1.6
  South Africa (5.0%)
    Republic of South Africa, 13% due 8/31/10{./} ........   ZAR           97,113,000     18,329,766         5.0
  United States (7.5%)
    United States Treasury:
      6.375% due 8/15/27 .................................   USD           15,337,000     15,782,732         4.3
      5.875% due 9/30/02{./} .............................   USD           11,747,000     11,811,242         3.2
  Uruguay (2.1%)
    Banco Central del Uruguay:
      Debt Conversion Bond Series B, 6.8125% due
       2/18/07+ ..........................................   USD            4,000,000      4,000,000         1.1
      Par Bond Series A, 6.75% due 2/19/21+/+ ............   USD            2,290,000      2,129,700         0.6
      Par Bond Series B, 6.75% due 2/19/21+/+ ............   USD            1,500,000      1,395,000         0.4

    The accompanying notes are an integral part of the financial statements.

                                       F6

                          GLOBAL HIGH INCOME PORTFOLIO

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Venezuela (2.3%)
    Republic of Venezuela, Par Bond Series A, 6.75% due
     3/31/20+/+ ..........................................   USD           10,025,000   $  8,389,672         2.3
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $202,758,127) ...........................................                               194,327,658
                                                                                        ------------
Corporate Bonds (25.9%)
  Argentina (1.7%)
    Supermercados Norte, 10.875% due 2/9/04 - 144A{.} ....   USD            2,655,000      2,469,150         0.7
    Impsa Corp., 9.5% due 5/31/02 - 144A{.} ..............   USD            2,409,000      2,276,505         0.6
    Acindar Industrial Argentina, 11.25% due 2/15/04 .....   USD            1,497,000      1,482,030         0.4
  Brazil (0.6%)
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} .....   USD            2,273,000      2,216,175         0.6
  Canada (0.8%)
    Pacalta Resources Ltd., 10.75% due 6/15/04 -
     144A{.} .............................................   USD            2,978,000      2,970,555         0.8
  China (2.9%)
    Panda Global Energy Co., 12.5% due 4/15/04 -
     144A{.} .............................................   USD            7,559,000      7,105,460         1.9
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} ....   USD            3,210,000      2,929,125         0.8
    Huaneng Power International PLC Convertible, 1.75% due
     5/21/04 .............................................   USD              790,000        743,390         0.2
  Dominican Republic (0.7%)
    Tricom S.A., 11.375% due 9/1/04 - 144A{.} ............   USD            2,628,000      2,601,720         0.7
  Hong Kong (1.1%)
    GS Superhighway Holdings, 9.875% due 8/15/04 -
     144A{.} .............................................   USD            2,434,000      2,281,875         0.6
    Road King Infrastructure, 9.5% due 7/15/07 -
     144A{.} .............................................   USD            2,100,000      1,958,250         0.5
  India (1.1%)
    Tata Electric Co., 8.5% due 8/19/17 - 144A{.} ........   USD            4,395,000      3,836,835         1.1
  Indonesia (3.9%)
    Polysindo International Finance, 8.9063%, due
     4/22/99 .............................................   IDR       27,500,000,000      5,114,793         1.4
    DGS International Finance Co., 10% due 6/1/07 -
     144A{.} .............................................   USD            4,961,000      4,564,120         1.3
    Tjiwi Kimia Financial Mauritius, 10% due 8/1/04 -
     144A{.} .............................................   USD            2,964,000      2,645,370         0.7
    Pratama Datakom Asia BV, 12.75% due 7/15/05 -
     144A{.} .............................................   USD            2,141,000      1,884,080         0.5
  Jamaica (1.1%)
    Mechala Group Jamaica Ltd.:
      12.75% due 12/30/99 - Series B .....................   USD            2,846,000      2,760,620         0.8
      12.75% due 12/30/99 - Reg S{c} .....................   USD            1,288,000      1,249,360         0.3
  Mexico (6.4%)
    Petroleos Mexicanos:
      9.5% due 9/15/27 - 144A{.} .........................   USD            8,768,000      8,044,640         2.2
      8.85% due 9/15/07 - 144A{.} ........................   USD            4,388,000      4,217,965         1.2
    Fideicomiso Petacalco Trust, 10.16% due 12/23/09 - Reg
     S{c} ................................................   USD            2,720,000      2,720,000         0.7
    TV Azteca, S.A. de C.V., 10.5% due 2/15/07 -
     144A{.} .............................................   USD            2,350,000      2,393,851         0.7
    Dine, S.A. de C.V., 8.75% due 10/15/07 - 144A{.} .....   USD            2,440,000      2,305,800         0.6
    Copamex Industrias S.A., 11.375% due 4/30/04 -
     144A{.} .............................................   USD            1,903,000      2,079,028         0.6
    Hylsa, S.A. de C.V., 9.25% due 9/15/07{.} ............   USD            1,560,000      1,497,600         0.4

    The accompanying notes are an integral part of the financial statements.

                                       F7

                          GLOBAL HIGH INCOME PORTFOLIO

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Corporate Bonds (Continued)
  Russia (1.3%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} .............................................   USD            2,283,000   $  3,070,635         0.8
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} ...   USD            2,184,000      1,921,920         0.5
  South Africa (4.3%)
    Eskom, 11% due 6/1/08 ................................   ZAR           94,900,000     15,718,912         4.3
                                                                                        ------------
Total Corporate Bonds (cost $103,242,812) ................                                95,059,764
                                                                                        ------------
Sovereign Debt (12.8%)
  Russia (12.8%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement:
      Assignment ** -/- ..................................   USD           46,757,000     41,583,888        11.4
      Participation ** -/- ...............................   DEM            9,819,000      5,224,084         1.4
                                                                                        ------------
Total Sovereign Debt (cost $25,217,395) ..................                                46,807,972
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $331,218,334) .......                               336,195,394        91.9
                                                                                        ------------       -----

                                                                         UNDERLYING        VALUE         % OF NET
OPTIONS                                                     CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
  Federal Republic of Brazil Debt Conversion Bond, Call
   Option, strike 82.25, expires 1/12/98 (cost
   $1,032,750) ...........................................   USD           57,375,000        418,608         0.1
                                                                                        ------------       -----
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
----------------------------------------------------------                              ------------   -------------
  Dated October 31, 1997, with State Street Bank & Trust
   Co., due November 3, 1997, for an effective yield of
   5.57% collateralized by $8,950,000 U.S. Treasury Bonds,
   8.875% due 8/15/17 (market value of collateral is
   $11,741,829, including accrued interest).
   (cost $11,510,781)  ...................................                                11,510,781         3.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $343,761,865)  * .................                               348,124,783        95.2
Other Assets and Liabilities .............................                                17,667,628         4.8
                                                                                        ------------       -----

NET ASSETS ...............................................                              $365,792,411       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
         **  Underlying loan agreement currently in default.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities or forward currency contracts. See Note 1 to the Financial Statements.
          * For Federal income tax purposes, cost is $343,911,253 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  26,533,602
                 Unrealized depreciation:           (22,320,072)
                                                  -------------
                 Net unrealized appreciation:     $   4,213,530
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                          GLOBAL HIGH INCOME PORTFOLIO

                                October 31, 1997

--------------------------------------------------------------------------------

                 OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS
                                OCTOBER 31, 1997

                                                                                    UNREALIZED
                                           MARKET VALUE     CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)      PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   -----------  --------  --------------
Deutsche Marks..........................     3,966,367         1.84950   11/6/97     $(268,070)
Indonesian Rupiah.......................    10,445,682     3,610.00000   11/5/97      (57,871)
South African Rand......................    24,288,532         5.04500   1/30/98     (535,715)
South African Rand......................       608,060         5.06350   1/30/98      (15,584)
                                          --------------                          --------------
  Total Contracts to Sell (Receivable
   amount $38,431,401)..................    39,308,641                               (877,240)
                                          --------------                          --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 10.75%.
  Total Open Forward Foreign Currency
   Contracts............................                                             $(877,240)
                                                                                  --------------
                                                                                  --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                        GT GLOBAL STRATEGIC INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (65.6%)
  Argentina (2.0%)
    Republic of Argentina:
      Global Bond, 11% due 10/9/06 .......................   USD            5,618,000   $  5,568,843         1.3
      Global Bond, 11.375% due 1/30/17 ...................   USD            3,177,000      3,034,035         0.7
      Par Bond Series L, 5.5% due 3/31/23++ ..............   USD               95,000         64,659          --
  Australia (2.3%)
    Commonwealth of Australia, 7.5% due 9/15/09 ..........   AUD           12,500,000      9,869,508         2.3
  Brazil (0.9%)
    Republic of Brazil, Par Z-L Bond, 5.25% due
     4/15/24{./} ++ ......................................   USD            5,856,000      3,872,280         0.9
  Bulgaria (2.0%)
    Republic of Bulgaria:
      Interest Arrears Bond, 6.6875% due 7/28/11 -
       Euro{./} + ........................................   USD            6,486,000      4,260,491         1.0
      Front Loaded Interest Reduction Bond Series A, 2.25%
       due 7/28/12{./} ++ ................................   USD            7,396,000      4,030,820         1.0
  Canada (2.2%)
    Canadian Government, 8.75% due 12/1/05 ...............   CAD           10,500,000      9,075,362         2.2
  Colombia (0.6%)
    Republic of Colombia, 8.7% due 2/15/16 ...............   USD            2,538,000      2,480,895         0.6
  Costa Rica (0.9%)
    Banco Central de Costa Rica:
      Interest Bond Series A, 6.5391% due 5/21/05
       (effective maturity date 8/21/02)+ ................   USD            1,918,176      1,918,176         0.5
      Principal Bond Series A, 6.25% due 5/21/10 .........   USD            1,900,000      1,653,000         0.4
  Ecuador (0.9%)
    Discount Bond, 6.6875% due 2/28/25 - Euro+ ...........   USD            5,485,000      3,853,213         0.9
  France (1.9%)
    France O.A.T., 7.25% due 4/25/06 .....................   FRF           40,000,000      7,779,107         1.9
  Germany (11.0%)
    Deutschland Republic:
      6% due 1/5/06 ......................................   DEM           35,500,000     21,219,716         5.0
      8.25% due 9/20/01 ..................................   DEM           24,000,000     15,532,850         3.7
    Treuhandanstalt, 7.125% due 1/29/03 ..................   DEM           15,000,000      9,474,050         2.3
  Italy (4.3%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      9.5% due 2/1/99 ....................................   ITL       18,000,000,000     11,092,869         2.6
    Italian Government, 7.25% due 11/1/26 ................   ITL       11,000,000,000      6,968,020         1.7
  Mexico (5.8%)
    United Mexican States:
      Discount Bond Series A, 6.6925% due 12/31/19+
       +/+ ...............................................   USD           10,849,000      9,825,126         2.3
      Global Bond, 11.5% due 5/15/26 .....................   USD            7,755,000      8,375,400         2.0
      Global Bond, 9.875% due 1/15/07 ....................   USD            3,045,000      3,079,256         0.7
      Global Bond, 11.375% due 9/15/16 ...................   USD            2,744,000      2,918,930         0.7
      Discount Bond Series D, 6.8125% due 12/31/19+ ......   USD              672,000        608,580         0.1
  Netherlands (1.5%)
    Netherlands Government Bond, 5.75% due 2/15/07 .......   NLG           12,000,000      6,260,896         1.5

    The accompanying notes are an integral part of the financial statements.

                                      F10

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  New Zealand (1.9%)
    New Zealand Government, 8% due 4/15/04 ...............   NZD           12,000,000   $  7,987,351         1.9
  Nigeria (1.7%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20{./} +/+ ....................................   USD           11,000,000      7,205,000         1.7
  Panama (3.6%)
    Republic of Panama:
      Interest Reduction Bond, 3.75% due 7/17/14++ .......   USD           16,705,000     11,745,703         2.8
      7.875% due 2/13/02 - 144A{.} .......................   USD            3,360,000      3,200,400         0.8
  Peru (0.6%)
    Republic of Peru, Past Due Interest Bond, 4% due
     3/7/17 - 144A++ {.} .................................   USD            4,776,000      2,722,320         0.6
  South Africa (2.2%)
    Republic of South Africa, 13% due 8/31/10 ............   ZAR           48,561,000      9,165,732         2.2
  Spain (2.0%)
    Spain Government, 10.5% due 10/30/03 .................   ESP        1,000,000,000      8,546,967         2.0
  Sweden (1.3%)
    Swedish Government, 8% due 8/15/07 ...................   SEK           37,000,000      5,511,856         1.3
  United Kingdom (6.6%)
    United Kingdom Treasury, 7% due 6/7/02 ...............   GBP           11,900,000     20,234,192         4.8
    United Kingdom Conversion, 9.5% due 4/18/05 ..........   GBP            3,800,000      7,429,344         1.8
  United States (8.1%)
    United States Treasury:
      5.875% due 9/30/02{./} .............................   USD           12,865,000     12,935,356         3.1
      6.875% due 8/15/25{./} {z} .........................   USD            8,000,000      8,686,250         2.1
      6.375% due 8/15/27 .................................   USD            8,293,000      8,534,015         2.0
      6.50% due 10/15/06{z} ..............................   USD            3,500,000      3,639,111         0.9
  Uruguay (0.3%)
    Banco Central del Uruguay, Par Bond Series A, 6.75%
     due2/19/21{./} +/+ ..................................   USD            1,370,000      1,274,100         0.3
  Venezuela (1.0%)
    Republic of Venezuela:
      Par Bond Series A, 6.75% due 3/31/20{./} +/+ .......   USD            4,880,000      4,083,950         1.0
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $281,695,109) ...........................................                               275,717,729
                                                                                        ------------
Corporate Bonds (10.5%)
  Argentina (0.5%)
    Impsa Corp., 9.5% due 5/31/02 - 144A{.} ..............   USD            1,377,000      1,301,265         0.3
    Acindar Industrial Argentina, 11.25% due 2/15/04 .....   USD              816,000        807,840         0.2
  Brazil (0.3%)
    RBS Participacoes S.A., 11% due 4/1/07 - 144A{.} .....   USD            1,278,000      1,246,050         0.3
  China (1.1%)
    Panda Global Energy Co., 12.5% due 4/15/04 -
     144A{.} .............................................   USD            3,145,000      2,956,300         0.7

    The accompanying notes are an integral part of the financial statements.

                                      F11

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Corporate Bonds (Continued)
    Greater Beijing First, 9.5% due 6/15/07 - 144A{.} ....   USD            1,720,000   $  1,569,500         0.4
  Denmark (1.0%)
    Realkredit Danmark, 6% due 10/1/26 ...................   DKK           30,000,000      4,226,028         1.0
  Dominican Republic (0.3%)
    Tricom S.A., 11.375% due 9/1/04 - 144A{.} ............   USD            1,294,000      1,281,060         0.3
  Ecuador (0.4%)
    Pacalta Resources Ltd., 10.75% due 6/15/04 -
     144A{.} .............................................   USD            1,601,000      1,596,998         0.4
  Hong Kong (0.5%)
    GS Superhighway Holdings, 9.875% due 8/15/04 -
     144A{.} .............................................   USD            1,210,000      1,134,375         0.3
    Road King Infrastructure, 9.5% due 7/15/07 -
     144A{.} .............................................   USD            1,100,000      1,025,750         0.2
  India (0.4%)
    Tata Electric Co., 8.5% due 8/19/17 - 144A{.} ........   USD            2,151,000      1,877,823         0.4
  Indonesia (1.1%)
    DGS International Finance Co., 10% due 6/1/07 -
     144A{.} .............................................   USD            2,717,000      2,499,640         0.6
    Tjiwi Kimia Financial Mauritius, 10% due 8/1/04 -
     144A{.} .............................................   USD            1,471,000      1,312,868         0.3
    Pratama Datakom Asia BV, 12.75% due 7/15/05 -
     144A{.} .............................................   USD            1,134,000        997,920         0.2
  Jamaica (0.2%)
    Mechala Group Jamaica, 12.75% due 12/30/99 - Reg
     S{c} ................................................   USD              719,000        697,430         0.2
  Mexico (2.5%)
    Petroleos Mexicanos:
      9.5% due 9/15/27 - 144A{.} .........................   USD            4,224,000      3,875,520         0.9
      8.85% due 9/15/07 - 144A{.} ........................   USD            2,108,000      2,026,315         0.5
    TV Azteca, S.A. de C.V., 10.5% due 2/15/07 -
     144A{.} .............................................   USD            1,300,000      1,324,258         0.3
    Copamex Industrias S.A., 11.375% due 4/30/04 -
     144A{.} .............................................   USD            1,134,000      1,238,895         0.3
    Dine, S.A. de C.V., 8.75% due 10/15/07 - 144A{.} .....   USD            1,140,000      1,077,300         0.3
    Hylsa, S.A. de C.V., 9.25% due 9/15/07{.} ............   USD              760,000        729,600         0.2
  Russia (0.7%)
    Lukinter Finance BV Convertible, 3.5% due 5/6/02 -
     144A{.} .............................................   USD            1,526,000      2,052,470         0.5
    Mosenergo Finance BV, 8.375% due 10/9/02 - 144A{.} ...   USD            1,040,000        915,200         0.2
  South Africa (0.2%)
    Eskom, 11% due 6/1/08 ................................   ZAR            6,175,000      1,022,806         0.2
  United States (1.3%)
    Chase Manhattan Corp., 6.25% due 1/15/06{z} ..........   USD            2,835,000      2,774,864         0.7
    General Motors Acceptance Corp., 6.625% due
     10/15/05 ............................................   USD            2,700,000      2,719,405         0.6
                                                                                        ------------
Total Corporate Bonds (cost $45,203,836) .................                                44,287,480
                                                                                        ------------

    The accompanying notes are an integral part of the financial statements.

                                      F12

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Mortgage Backed (9.9%)
  United States (9.9%)
    Government National Mortgage Association TBA Pass Thru
     Pool, 6.5% due11/15/27{*} ...........................   USD           28,000,000   $ 27,693,764         6.6
    Federal National Mortgage Association Pool:
      #313439, 7% due 3/1/04 .............................   USD            9,718,752      9,837,204         2.3
      7.25% due 6/20/02{./} ..............................   NZD            7,000,000      4,382,081         1.0
                                                                                        ------------
Total Mortgage Backed (cost $42,198,154) .................                                41,913,049
                                                                                        ------------
Sovereign Debt (7.3%)
  Russia (7.3%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement:
      Assignment ** -/- ..................................   USD           31,585,000     28,090,723         6.7
      Participation ** -/- ...............................   DEM            4,566,000      2,429,287         0.6
                                                                                        ------------
Total Sovereign Debt (cost $16,899,775) ..................                                30,520,010
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $385,996,874) .......                               392,438,268        93.3
                                                                                        ------------       -----

                                                                         UNDERLYING        VALUE         % OF NET
OPTIONS                                                     CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
  Federal Republic of Brazil Debt Conversion Bond, Call
   Option, strike 82.25, expires 1/12/98 (cost
   $567,036) .............................................   USD           31,502,000        229,839         0.1
                                                                                        ------------       -----
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS

                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Commercial Paper - Discounted (6.6%)
  United States (6.6%)
    Ford Motor Credit Corp., effective yield 5.50%, due
     11/19/97{./} ........................................   USD           19,000,000     18,947,940         4.5
    General Electric Capital Corp., effective yield 5.50%,
     due 11/19/97{./} ....................................   USD            9,000,000      8,975,340         2.1
                                                                                        ------------
Total Commercial Paper - Discounted (cost $27,923,280) ...                                27,923,280
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $27,923,280) ..........                              $ 27,923,280         6.6
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F13

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
----------------------------------------------------------                              ------------   -------------
  Dated October 31, 1997, with State Street Bank & Trust
   Co., due November 3, 1997, for an effective yield of
   5.57%, collateralized by $7,860,000 U.S. Treasury
   Bonds, 8.875% due 8/15/17 (market value of collateral
   is $10,311,818, including accrued interest).
   (cost $10,107,564)  ...................................                              $ 10,107,564         2.4
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $424,594,754)  * .................                               430,698,951       102.4
Other Assets and Liabilities .............................                               (10,075,156)       (2.4)
                                                                                        ------------       -----

NET ASSETS ...............................................                              $420,623,795       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
         **  Underlying loan agreement currently in default.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
        {c} Security issued under Regulation S. Rule 144A and additional restrictions may apply in the resale of such securities.
        {z} All or part of the Fund's holdings in this security is segregated as collateral for written futures. See Note 1 to the Financial Statements.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
       {./} All or part of the Fund's holdings in this security is segregated as collateral for when-issued securities or forward currency contracts. See Note 1 to the Financial Statements.
          + The coupon rate shown on floating rate note represents the rate at period end.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {*}  Purchased on a forward commitment basis.
          * For Federal income tax purposes, cost is $425,319,173 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  21,044,316
                 Unrealized depreciation:           (15,664,538)
                                                  -------------
                 Net unrealized appreciation:     $   5,379,778
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F14

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1997

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1997

                                          MARKET VALUE                           UNREALIZED
                                             (U.S.       CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                           DOLLARS)       PRICE       DATE    (DEPRECIATION)
----------------------------------------  ------------  -----------  --------  --------------
Australian Dollars......................     3,022,847      1.37155   11/6/97    $(112,283)
British Pounds..........................    16,534,161      0.62123    2/5/98      485,452
British Pounds..........................    11,608,739      0.60397    2/5/98       18,839
Danish Kroner...........................     7,886,019      6.86340    2/5/98      382,449
Deutsche Marks..........................    25,918,384      1.77087    2/5/98      818,384
Deutsche Marks..........................    24,380,246      1.81000    2/5/98    1,280,246
Deutsche Marks..........................    11,573,533      1.74950    2/5/98      228,533
Deutsche Marks..........................     5,831,060      1.70250    2/5/98      (42,655)
Deutsche Marks..........................     4,932,669      1.82070    2/5/98      286,489
Deutsche Marks..........................     3,702,605      1.77285    2/5/98      120,916
Italian Liras...........................     6,451,334  1,697.68000    2/5/98        1,355
Italian Liras...........................     3,240,396  1,766.50000    2/5/98      126,895
Netherland Guilders.....................     6,358,320      1.97453    2/5/98      144,185
Spanish Pasetas.........................     8,955,096    148.86800    2/5/98      222,526
                                          ------------                         --------------
  Total Contracts to Buy (Payable amount
   $136,434,078)........................   140,395,409                           3,961,331
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 33.38%.


CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................     7,838,313      1.44611   11/6/97     (127,976)
Australian Dollars......................     4,674,868      1.36032   11/6/97      213,680
British Pounds..........................    11,858,437      0.61312   11/6/97     (327,267)
British Pounds..........................     4,864,140      0.63386   11/6/97     (289,013)
British Pounds..........................    11,724,826      0.62274    2/5/98     (371,820)
Canadian Dollars........................     1,774,056      1.38250   11/6/97       34,262
Danish Kroner...........................     7,847,141      6.95000   11/6/97     (437,069)
Deutsche Marks..........................    44,512,909      1.71600    2/5/98      (27,133)
Deutsche Marks..........................    16,981,429      1.72000    2/5/98      (49,819)
Deutsche Marks..........................    15,337,714      1.71800    2/5/98      (27,194)
Deutsche Marks..........................     3,280,903      1.71600    2/5/98       (2,000)
Italian Lira............................     9,691,730  1,696.15000    2/5/98        6,705
Netherland Guilders.....................     6,321,484      2.05140   11/6/97     (340,203)
New Zealand Dollars.....................    12,132,719      1.57878   11/6/97      212,247
South African Rand......................     7,285,042      5.04500   1/30/98     (160,681)
Spanish Pesetas.........................     8,939,623    154.70000   11/6/97     (536,262)
                                          ------------                         --------------
  Total Contracts to Sell (Receivable
   amount $172,835,791).................   175,065,334                          (2,229,543)
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 41.62%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                         $1,731,788
                                                                               --------------
                                                                               --------------

--------------
See Note 1 to the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                     WRITTEN FUTURES CONTRACTS OUTSTANDING
                                OCTOBER 31, 1997

                                           MATURITY     NO. OF                  MARKET
DESCRIPTION                                  DATE      CONTRACTS   CURRENCY     VALUE
----------------------------------------  ----------   ---------   --------   ----------
U.S. 10-Year Bond Future (face
 $8,849,548)............................    12/19/97      80         USD      $8,902,400

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F15

                             GT GLOBAL INCOME FUNDS

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                                October 31, 1997

--------------------------------------------------------------------------------

                                                                                               GT GLOBAL
                                                                                  ------------------------------------
                                                                                                  HIGH
                                                                                                 INCOME
                                                                                  GOVERNMENT      FUND-     STRATEGIC
                                                                                    INCOME     CONSOLIDATED   INCOME
                                                                                     FUND       (NOTE 1)       FUND
                                                                                  -----------  -----------  ----------
Assets:
  Investments in securities, at value (cost $290,266,878; $343,761,865; and
   $424,594,754, respectively) (Note 1).........................................  $290,274,619 3$48,124,783 $430,698,951
  U.S. currency.................................................................           63     598,195      906,033
  Foreign Currencies (Cost $562,392; $2,793,297; and $740,247, respectively)....      572,795   2,785,516      734,313
  Interest receivable...........................................................    5,620,712   6,748,730    7,672,126
  Receivable for Fund shares sold...............................................    1,790,045     757,060      523,422
  Receivable for open forward foreign currency contracts (Note 1)...............    3,976,639          --    1,731,788
  Receivable for securities sold................................................   12,795,967  21,411,490   16,967,090
  Miscellaneous receivable......................................................           --      17,246      105,000
                                                                                  -----------  -----------  ----------
    Total assets................................................................  315,030,840  380,443,020  459,338,723
                                                                                  -----------  -----------  ----------
Liabilities:
  Payable for custodian fees (Note 1)...........................................       13,985      19,132       31,825
  Payable for Directors' and Trustees' fees and expenses (Note 2)...............        7,943      10,881        5,472
  Payable for forward foreign currency contracts -- closed (Note 1).............    6,013,174          --    3,799,153
  Payable for fund accounting fees (Note 2).....................................        6,285       9,778        9,847
  Payable for Fund shares repurchased (Note 2)..................................   13,090,101   3,038,650    1,446,639
  Payable for investment management and administration fees (Note 2)............      177,596     341,976      278,408
  Payable for loan outstanding (Note 1).........................................    4,451,000          --           --
  Payable for open forward foreign currency contracts (Note 1)..................           --     877,240           --
  Payable for printing and postage expenses.....................................      109,344      79,859       85,448
  Payable for professional fees.................................................       37,427      52,845       28,107
  Payable for registration and filing fees......................................       16,015       5,502       14,782
  Payable for securities purchased..............................................    8,707,277   9,848,640   32,628,138
  Payable for service and distribution expenses (Note 2)........................      160,788     285,897      310,485
  Payable for transfer agent fees (Note 2)......................................      121,280      60,286       63,713
  Payable for variation margin..................................................           --          --        5,000
  Payable for written options, at value.........................................          406          --           --
  Other accrued expenses........................................................        8,741      19,823        7,911
                                                                                  -----------  -----------  ----------
    Total liabilities...........................................................   32,921,362  14,650,509   38,714,928
    Minority interest (Notes 1 & 2).............................................           --         100           --
                                                                                  -----------  -----------  ----------
Net assets......................................................................  $282,109,478 3$65,792,411 $420,623,795
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------
Class A:
Net asset value and offering price per share ($154,272,250 DIVIDED BY
 17,888,878; $133,972,818 DIVIDED BY 8,609,881; and $138,714,970 DIVIDED BY
 11,557,042 shares outstanding, respectively)...................................  $      8.62   $   15.56   $    12.00
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------
Maximum offering price per share (100/95.25 of $8.62; 100/95.25 of $15.56; and
 100/95.25 of $12.00, respectively) *...........................................  $      9.05   $   16.34   $    12.60
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------
Class B:+
Net asset value and offering price per share ($127,721,696 DIVIDED BY
 14,819,308; $228,100,869 DIVIDED BY 14,675,701; and $281,375,602 DIVIDED BY
 23,423,332 shares outstanding, respectively)...................................  $      8.62   $   15.54   $    12.01
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share
 ($115,532 DIVIDED BY 13,411; $3,718,724 DIVIDED BY 239,667; and $533,223
 DIVIDED BY 44,355 shares outstanding, respectively)............................  $      8.61   $   15.52   $    12.02
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------
Net assets consist of:
  Paid in capital (Note 4)......................................................  $424,806,101 2$94,116,233 $485,352,425
  Undistributed net investment income/(distribution in excess of income)........           --     303,600   (3,351,006)
  Accumulated net realized gain (loss) on investments...........................  (146,657,834) 67,929,136  (69,137,537)
  Net unrealized appreciation (depreciation) on translation of assets and
   liabilities in foreign currencies............................................    3,909,203    (919,476)   1,745,551
  Net unrealized appreciation of investments....................................       52,008   4,362,918    6,014,362
                                                                                  -----------  -----------  ----------
Total -- representing net assets applicable to capital shares outstanding.......  $282,109,478 3$65,792,411 $420,623,795
                                                                                  -----------  -----------  ----------
                                                                                  -----------  -----------  ----------

----------------
    * On sales of $50,000 or more, the offering price is reduced.
    + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                      F16

                             GT GLOBAL INCOME FUNDS

                            STATEMENTS OF OPERATIONS

                          Year ended October 31, 1997

--------------------------------------------------------------------------------

                                                                                  GT GLOBAL
                                                                    -------------------------------------
                                                                                    HIGH
                                                                                   INCOME
                                                                    GOVERNMENT      FUND-      STRATEGIC
                                                                      INCOME     CONSOLIDATED   INCOME
                                                                       FUND       (NOTE 1)       FUND
                                                                    -----------  -----------  -----------
Investment income:
  Interest income.................................................  $24,435,113  $40,562,334  $36,075,707
  Other income....................................................       51,190           --       26,003
                                                                    -----------  -----------  -----------
    Total investment income.......................................   24,486,303   40,562,334   36,101,710
                                                                    -----------  -----------  -----------
Expenses:
  Investment management and administration fees (Note 2)..........    2,403,043    4,107,638    3,474,804
  Amortization of organization costs (Note 1).....................           --       34,678           --
  Custodian Fees (Note 1).........................................      203,911      182,500      256,523
  Directors' and Trustees' fees and expenses (Note 2).............       14,600       19,345       13,962
  Fund accounting fees (Note 2)...................................       85,149      116,607      123,309
  Printing and postage expenses...................................      131,035       88,337      144,457
  Professional fees...............................................       79,570      119,674       81,841
  Registration and filing fees (Note 1)...........................       52,925       68,590       44,726
  Service and distribution expenses: (Note 2)
    Class A.......................................................      672,237      605,133      560,886
    Class B.......................................................    1,392,802    2,653,190    3,185,408
  Transfer agent fees (Note 2)....................................      734,235      676,490      831,440
  Other expenses (Note 1).........................................      132,382      187,152      264,542
                                                                    -----------  -----------  -----------
    Total expenses before reductions..............................    5,901,889    8,859,334    8,981,898
                                                                    -----------  -----------  -----------
    Expense reductions (Note 1)...................................     (543,589)    (234,784)    (460,682)
                                                                    -----------  -----------  -----------
  Total net expenses..............................................    5,358,300    8,624,550    8,521,216
                                                                    -----------  -----------  -----------
Net investment income.............................................   19,128,003   31,937,784   27,580,494
                                                                    -----------  -----------  -----------
Net realized and unrealized gain (loss) on investments: (Note 1)
  Net realized gain (loss) on investments.........................   (6,424,453)  65,778,885   35,321,536
  Net realized gain on foreign currency transactions..............    6,670,567    3,923,861    4,176,477
                                                                    -----------  -----------  -----------
    Net realized gain during the year.............................      246,114   69,702,746   39,498,013
                                                                    -----------  -----------  -----------
  Net change in unrealized appreciation(depreciation) on
   translation of assets and liabilities in foreign currencies....    5,553,094   (1,099,793)   2,627,595
  Net change in unrealized appreciation of investments............  (11,452,067) (36,470,606) (26,190,807)
                                                                    -----------  -----------  -----------
    Net unrealized depreciation during the year...................   (5,898,973) (37,570,399) (23,563,212)
                                                                    -----------  -----------  -----------
Net realized and unrealized gain (loss) on investments and foreign
 currencies.......................................................   (5,652,859)  32,132,347   15,934,801
                                                                    -----------  -----------  -----------
Net increase in net assets resulting from operations..............  $13,475,144  $64,070,131  $43,515,295
                                                                    -----------  -----------  -----------
                                                                    -----------  -----------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F17

                             GT GLOBAL INCOME FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                           GT GLOBAL
                                          ----------------------------------------------------------------------------
                                                                          HIGH INCOME
                                           GOVERNMENT INCOME FUND      FUND-CONSOLIDATED       STRATEGIC INCOME FUND
                                          ------------------------  ------------------------  ------------------------
                                          YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                          OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                                             1997         1996         1997         1996         1997         1996
                                          -----------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets
Operations:
  Net investment income.................  $19,128,003  $31,802,934  $31,937,784  $37,117,017  $27,580,494  $40,286,756
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................      246,114   (1,896,895)  69,702,746   62,517,472   39,498,013   36,675,981
  Net change in unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................    5,553,094    2,319,205   (1,099,793)     174,082    2,627,595    1,913,734
  Net change in unrealized appreciation
   (depreciation) of investments........  (11,452,067)  (1,121,083) (36,470,606)  31,730,913  (26,190,807)  27,794,834
                                          -----------  -----------  -----------  -----------  -----------  -----------
    Net increase in net assets resulting
     from operations....................   13,475,144   31,104,161   64,070,131  131,539,484   43,515,295  106,671,305
                                          -----------  -----------  -----------  -----------  -----------  -----------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income............   (6,827,721) (15,504,590) (12,555,399) (13,418,057) (10,228,265) (12,520,881)
  From net realized gain on
   investments..........................           --   (8,183,323)  (2,751,509)  (1,230,117)          --           --
  In excess of net investment income....   (4,449,488)          --           --           --     (775,601)  (1,097,884)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income............   (4,503,257)  (9,165,193) (17,789,317) (18,753,394) (18,434,103) (22,200,673)
  From net realized gain on
   investments..........................           --   (5,303,358)  (3,911,565)  (1,719,241)          --           --
  In excess of net investment income....   (2,934,682)          --           --           --   (1,397,843)  (1,946,649)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income............       (4,070)      (7,915)  (1,289,469)    (505,715)     (43,148)     (46,547)
  From net realized gain on
   investments..........................           --       (2,893)    (264,339)     (46,362)          --           --
  In excess of net investment income....       (2,653)          --           --           --       (3,272)      (4,081)
                                          -----------  -----------  -----------  -----------  -----------  -----------
    Total distributions.................  (18,721,871) (38,167,272) (38,561,598) (35,672,886) (30,882,232) (37,816,715)
                                          -----------  -----------  -----------  -----------  -----------  -----------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................  667,541,828  386,482,407  561,523,639  583,133,415  335,031,026  335,665,174
  Decrease from capital shares
   repurchased..........................  (787,794,141) (592,826,606) (665,858,246) (592,743,855) (445,823,540) (432,196,117)
                                          -----------  -----------  -----------  -----------  -----------  -----------
    Net decrease from capital share
     transactions.......................  (120,252,313) (206,344,199) (104,334,607)  (9,610,440) (110,792,514) (96,530,943)
                                          -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in net
 assets.................................  (125,499,040) (213,407,310) (78,826,074)  86,256,158 (98,159,451) (27,676,353)
Net assets:
  Beginning of year.....................  407,608,518  621,015,828  444,618,485  358,362,327  518,783,246  546,459,599
                                          -----------  -----------  -----------  -----------  -----------  -----------
  End of year  *........................  $282,109,478 $407,608,518 $365,792,411 $444,618,485 $420,623,795 $518,783,246
                                          -----------  -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------  -----------
 * Includes undistributed (distributions
   in excess of) net investment income..  $        --  $   364,918  $   303,600  $        --  $(3,351,006) $        --
                                          -----------  -----------  -----------  -----------  -----------  -----------
                                          -----------  -----------  -----------  -----------  -----------  -----------

    The accompanying notes are an integral part of the financial statements.

                                      F18

                        GT GLOBAL GOVERNMENT INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)    1996 (D)    1995 (D)    1994 (D)    1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.74   $    8.81   $    8.63   $   11.07   $    9.83
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.52        0.57        0.62        0.65        0.74
  Net realized and unrealized gain
   (loss) on investments................      (0.13)       0.03        0.15       (1.52)       1.34
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       0.39        0.60        0.77       (0.87)       2.08
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.31)      (0.57)      (0.59)      (0.65)      (0.74)
  From net realized gain on
   investments..........................         --       (0.10)         --       (0.27)         --
  In excess of net investment income....      (0.20)         --          --          --          --
  In excess of net realized gain on
   investments..........................         --          --          --       (0.55)         --
  Return of capital.....................         --          --          --       (0.10)         --
  From sources other than net investment
   income...............................         --          --          --          --       (0.10)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.51)      (0.67)      (0.59)      (1.57)      (0.84)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.62   $    8.74   $    8.81   $    8.63   $   11.07
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............       4.78%       7.11%       9.22%      (8.87)%      21.9%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 154,272   $ 240,945   $ 385,404   $ 502,094   $ 708,301
Ratio of net investment income to
 average net assets.....................       6.04%       6.52%       6.98%       6.87%        7.1%
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......       1.34%       1.34%       1.35%       1.33%        1.4%
  Without expense reductions............       1.51%       1.39%       1.38%        N/A         N/A
Portfolio turnover rate++...............        241%        268%        385%        625%        495%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F19

                        GT GLOBAL GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)    1996 (D)    1995 (D)    1994 (D)    1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.74   $    8.80   $    8.64   $   11.07   $    9.83
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.46        0.51        0.55        0.59        0.67
  Net realized and unrealized gain
   (loss) on investments................      (0.12)       0.04        0.14       (1.52)       1.34
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       0.34        0.55        0.69       (0.93)       2.01
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.28)      (0.51)      (0.53)      (0.59)      (0.67)
  From net realized gain on
   investments..........................         --       (0.10)         --       (0.27)         --
  In excess of net investment income....      (0.18)         --          --          --          --
  In excess of net realized gain on
   investments..........................         --          --          --       (0.54)         --
  Return of capital.....................         --          --          --       (0.10)         --
  From sources other than net investment
   income...............................         --          --          --          --       (0.10)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.46)      (0.61)      (0.53)      (1.50)      (0.77)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.62   $    8.74   $    8.80   $    8.64   $   11.07
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............       4.00%       6.54%       8.22%      (9.39)%      21.1%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 127,722   $ 166,577   $ 235,481   $ 262,405   $ 182,972
Ratio of net investment income to
 average net assets.....................       5.39%       5.87%       6.33%       6.22%        6.5%
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......       1.99%       1.99%       2.00%       1.98%        2.0%
  Without expense reductions............       2.16%       2.04%       2.03%        N/A         N/A
Portfolio turnover rate++...............        241%        268%        385%        625%        495%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F20

                        GT GLOBAL GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                       ADVISOR CLASS+
                                          -----------------------------------------
                                                                      JUNE 1, 1995
                                           YEAR ENDED    YEAR ENDED        TO
                                          OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                            1997 (D)      1996 (D)      1995 (D)
                                          ------------  ------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $    8.73     $    8.80      $    8.98
                                          ------------  ------------  -------------
Income from investment operations:
  Net investment income.................        0.55          0.60           0.26
  Net realized and unrealized gain
   (loss) on investments................       (0.13)         0.03          (0.19)
                                          ------------  ------------  -------------
    Net increase (decrease) from
     investment operations..............        0.42          0.63           0.07
                                          ------------  ------------  -------------
Distributions to shareholders:
  From net investment income............       (0.33)        (0.60)         (0.25)
  From net realized gain on
   investments..........................          --         (0.10)            --
  In excess of net investment income....       (0.21)           --             --
  In excess of net realized gain on
   investments..........................          --            --             --
  Return of capital.....................          --            --             --
  From sources other than net investment
   income...............................          --            --             --
                                          ------------  ------------  -------------
    Total distributions.................       (0.54)        (0.70)         (0.25)
                                          ------------  ------------  -------------
Net asset value, end of period..........   $    8.61     $    8.73      $    8.80
                                          ------------  ------------  -------------
                                          ------------  ------------  -------------

Total investment return (c).............        5.15 %        7.49 %         0.83%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $     116     $      86      $     131
Ratio of net investment income to
 average net assets.....................        6.39 %        6.87 %         7.33%(a)
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......        0.99 %        0.99 %         1.00%(a)
  Without expense reductions............        1.16 %        1.04 %         1.03%(a)
Portfolio turnover rate++...............         241 %         268 %          385%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F21

                           GT GLOBAL HIGH INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)    1996 (D)      1995      1994 (D)    1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.85   $   11.70   $   12.56   $   14.92   $   11.43
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       1.19        1.27        1.35        0.94        0.78
  Net realized and unrealized gain
   (loss) on investments................       0.93        3.09       (1.09)      (1.87)       3.92
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       2.12        4.36        0.26       (0.93)       4.70
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (1.18)      (1.11)      (1.03)      (0.94)      (0.78)
  From net realized gain on
   investments..........................      (0.23)      (0.10)      (0.03)      (0.27)         --
  In excess of net realized gain on
   investments..........................         --          --          --       (0.22)         --
  Return of capital.....................         --          --       (0.06)         --          --
  From sources other than net investment
   income...............................         --          --          --          --       (0.43)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (1.41)      (1.21)      (1.12)      (1.43)      (1.21)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   15.56   $   14.85   $   11.70   $   12.56   $   14.92
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      14.46%      39.05%       2.81%      (6.45)%      43.6%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 133,973   $ 178,318   $ 142,002   $ 167,974   $ 143,171
Ratio of net investment income to
 average net assets.....................       7.39%       9.52%      11.85%       7.00%       6.40%
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......       1.53%       1.69%       1.75%       1.57%       2.20%
  Without expense reductions............       1.58%       1.69%       1.75%       1.57%       2.20%
Ratio of interest expense to average net
 assets.................................        N/A        0.04%        N/A        0.22%        N/A
Portfolio turnover rate++...............        214%        290%        213%        178%        195%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F22

                           GT GLOBAL HIGH INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)    1996 (D)      1995      1994 (D)    1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   14.83   $   11.69   $   12.56   $   14.90   $   11.43
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       1.09        1.17        1.27        0.86        0.70
  Net realized and unrealized gain
   (loss) on investments................       0.93        3.09       (1.09)      (1.85)       3.90
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       2.02        4.26        0.18       (0.99)       4.60
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (1.08)      (1.03)      (0.96)      (0.86)      (0.70)
  From net realized gain on
   investments..........................      (0.23)      (0.09)      (0.03)      (0.27)         --
  In excess of net realized gain on
   investments..........................         --          --          --       (0.22)         --
  Return of capital.....................         --          --       (0.06)         --          --
  From sources other than net investment
   income...............................         --          --          --          --       (0.43)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (1.31)      (1.12)      (1.05)      (1.35)      (1.13)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   15.54   $   14.83   $   11.69   $   12.56   $   14.90
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............      13.77%      38.16%       2.07%      (6.99)%      42.6%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 228,101   $ 251,002   $ 214,897   $ 232,423   $ 127,035
Ratio of net investment income to
 average net assets.....................       6.74%       8.87%      11.20%       6.35%        5.8%
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......       2.18%       2.34%       2.40%       2.22%        2.8%
  Without expense reductions............       2.23%       2.34%       2.40%       2.22%        2.8%
Ratio of interest expense to average net
 assets.................................        N/A        0.04%        N/A        0.22%        N/A
Portfolio turnover rate++...............        214%        290%        213%        178%        195%

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F23

                           GT GLOBAL HIGH INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                      ADVISOR CLASS+
                                          --------------------------------------
                                                                    JUNE 1, 1995
                                          YEAR ENDED   YEAR ENDED        TO
                                          OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                                           1997 (D)     1996 (D)        1995
                                          -----------  -----------  ------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   14.83    $   11.71    $   11.44
                                          -----------  -----------  ------------
Income from investment operations:
  Net investment income.................        1.22         1.34         0.57
  Net realized and unrealized gain
   (loss) on investments................        0.93         3.05         0.17
                                          -----------  -----------  ------------
    Net increase (decrease) from
     investment operations..............        2.15         4.39         0.74
                                          -----------  -----------  ------------
Distributions to shareholders:
  From net investment income............       (1.23)       (1.16)       (0.44)
  From net realized gain on
   investments..........................       (0.23)       (0.11)          --
  In excess of net realized gain on
   investments..........................          --           --           --
  Return of capital.....................          --           --        (0.03)
  From sources other than net investment
   income...............................          --           --           --
                                          -----------  -----------  ------------
    Total distributions.................       (1.46)       (1.27)       (0.47)
                                          -----------  -----------  ------------
Net asset value, end of period..........   $   15.52    $   14.83    $   11.71
                                          -----------  -----------  ------------
                                          -----------  -----------  ------------

Total investment return (c).............       14.72%       39.38%        6.54 %(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $   3,719    $  15,298    $   1,463
Ratio of net investment income to
 average net assets.....................        7.74%        9.87%       12.20 %(a)
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......        1.18%        1.34%        1.40 %(a)
  Without expense reductions............        1.23%        1.34%        1.40 %
Ratio of interest expense to average net
 assets.................................         N/A         0.04%         N/A
Portfolio turnover rate++...............         214%         290%         213 %(a)

----------------

 (a) Annualized
 (b) Not annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share operating data were calculated based upon average shares outstanding during the year.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing among the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F24

                        GT GLOBAL STRATEGIC INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                             1997      1996 (D)    1995 (D)      1994      1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   11.76   $   10.32   $   10.88   $   13.61   $   11.25
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.74        0.89        0.97        0.79        0.96
  Net realized and unrealized gain
   (loss) on investments................       0.34        1.44       (0.69)      (2.14)       2.85
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       1.08        2.33        0.28       (1.35)       3.81
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.78)      (0.82)      (0.80)      (0.79)      (0.96)
  From net realized gain on
   investments..........................         --          --          --       (0.38)      (0.37)
  In excess of net investment income....      (0.06)      (0.07)         --          --          --
  Return of capital.....................         --          --       (0.04)      (0.21)         --
  From sources other than net investment
   income...............................         --          --          --          --       (0.12)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.84)      (0.89)      (0.84)      (1.38)      (1.45)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   12.00   $   11.76   $   10.32   $   10.88   $   13.61
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............       9.40%      23.00%       3.06%     (10.44)%      37.0%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 138,715   $ 185,126   $ 188,165   $ 275,241   $ 287,870
Ratio of net investment income to
 average net assets.....................       6.18%       8.09%       9.64%       6.74%        7.2%
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......       1.35%       1.38%       1.42%       1.40%        1.7%
  Without expense reductions............       1.44%       1.40%       1.45%        N/A         N/A
Ratio of interest expenses to average
 net assets.............................        N/A         N/A         N/A        0.10%        N/A
Portfolio turnover rate++...............        149%        177%        238%        583%        310%

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F25

                        GT GLOBAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS B
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                             1997      1996 (D)    1995 (D)      1994      1993 (D)
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   11.77   $   10.33   $   10.88   $   13.60   $   11.24
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.67        0.82        0.91        0.73        0.89
  Net realized and unrealized gain
   (loss) on investments................       0.33        1.44       (0.69)      (2.14)       2.85
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       1.00        2.26        0.22       (1.41)       3.74
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.71)      (0.75)      (0.73)      (0.72)      (0.89)
  From net realized gain on
   investments..........................         --          --          --       (0.38)      (0.37)
  In excess of net investment income....      (0.05)      (0.07)         --          --          --
  Return of capital.....................         --          --       (0.04)      (0.21)         --
  From sources other than net investment
   income...............................         --          --          --          --       (0.12)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.76)      (0.82)      (0.77)      (1.31)      (1.38)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $   12.01   $   11.77   $   10.33   $   10.88   $   13.60
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............       8.70%      22.15%       2.48%     (11.02)%      36.2%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 281,376   $ 333,178   $ 357,852   $ 458,550   $ 310,431
Ratio of net investment income to
 average net assets.....................       5.53%       7.44%       8.99%       6.09%        6.5%
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......       2.00%       2.03%       2.07%       2.05%        2.4%
  Without expense reductions............       2.09%       2.05%       2.10%        N/A         N/A
Ratio of interest expenses to average
 net assets.............................        N/A         N/A         N/A        0.10%        N/A
Portfolio turnover rate++...............        149%        177%        238%        583%        310%

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F26

                        GT GLOBAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                       ADVISOR CLASS+
                                          -----------------------------------------
                                                                      JUNE 1, 1995
                                           YEAR ENDED    YEAR ENDED        TO
                                          OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                              1997        1996 (D)      1995 (D)
                                          ------------  ------------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....   $   11.77     $   10.33      $   10.32
                                          ------------  ------------  -------------
Income from investment operations:
  Net investment income.................        0.79          0.93           0.41
  Net realized and unrealized gain
   (loss) on investments................        0.34          1.44          (0.04)
                                          ------------  ------------  -------------
    Net increase (decrease) from
     investment operations..............        1.13          2.37           0.37
                                          ------------  ------------  -------------
Distributions to shareholders:
  From net investment income............       (0.82)        (0.86)         (0.34)
  From net realized gain on
   investments..........................          --            --             --
  In excess of net investment income....       (0.06)        (0.07)            --
  Return of capital.....................          --            --          (0.02)
  From sources other than net investment
   income...............................          --            --             --
                                          ------------  ------------  -------------
    Total distributions.................       (0.88)        (0.93)         (0.36)
                                          ------------  ------------  -------------
Net asset value, end of period..........   $   12.02     $   11.77      $   10.33
                                          ------------  ------------  -------------
                                          ------------  ------------  -------------

Total investment return (c).............        9.86 %       23.39 %         3.72%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....   $     533     $     479      $     443
Ratio of net investment income to
 average net assets.....................        6.53 %        8.44 %         9.99%(a)
Ratio of expenses to average net assets:
  With expense reductions (Note 1)......        1.00 %        1.03 %         1.07%(a)
  Without expense reductions............        1.09 %        1.05 %         1.10%(a)
Ratio of interest expenses to average
 net assets.............................         N/A           N/A            N/A
Portfolio turnover rate++...............         149 %         177 %          238%

----------------

 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable

    The accompanying notes are an integral part of the financial statements.

                                      F27

                             GT GLOBAL INCOME FUNDS

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Government Income Fund, GT Global High Income Fund, GT Global Strategic Income Fund ("Funds") are non-diversified separate series of G.T. Investment Funds, Inc. ("Company"). Collectively, these Funds are known as the "GT Global Income Funds". The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has thirteen series of shares in operation, each series corresponding to a distinct portfolio of investments.

The GT Global High Income Fund invests substantially all of its investable assets in Global High Income Portfolio ("Portfolio"). The Portfolio is organized as a New York Trust and is registered under the 1940 Act as a non-diversified, open-end management investment company.

The Portfolio has investment objectives, policies and limitations substantially identical to those of its corresponding Fund. Therefore, the financial statements of the Fund and its respective Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1997, all of the shares of beneficial interest of the Portfolio were owned by either its Fund or Chancellor LGT Asset Management, Inc. (the "Manager"), which has a nominal ($100) investment in the Portfolio.

The Funds offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges except that Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Funds are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Funds. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION

The Funds calculate the net asset value of and complete orders to purchase, exchange, or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality, and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors or the Trust's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors or the Trust's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of each Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds or Portfolio (the phrase "Funds or Portfolio" hereinafter refers to the GT Global Government Income Fund, the GT Global Strategic Income Fund, and the Global High Income Portfolio) after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

A Fund or Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                      F28

                             GT GLOBAL INCOME FUNDS

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's or Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by a Fund or Portfolio, it is the Fund's or Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund or Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by a Fund or Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's or Portfolio's "Statement of Assets and Liabilities". A Fund or Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. A Fund or Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund or Portfolio writes a call or put option, an amount equal to the premium received is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund or Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund or Portfolio can write options only on a covered basis, which, for a call, requires that the Fund or Portfolio hold the underlying security and, for a put, requires the Fund or Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price, or otherwise provide adequate cover at all times while the put option is outstanding. The Fund or Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund or Portfolio for the purchase of a call or put option is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund or Portfolio has purchased expires on the stipulated expiration date, the Fund or Portfolio realizes a loss in the amount of the cost of the option. If the Fund or Portfolio enters into a closing sale transaction, the Fund or Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund or Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund or Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund or Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund or Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund or Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund or Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund or Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund or Portfolio as unrealized gains or losses. When the contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund or Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund or

                                      F29

                             GT GLOBAL INCOME FUNDS

Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out-basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. A Fund or Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund or Portfolio to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1997, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Funds:

                                                                               YEAR ENDED
                                                  OCTOBER 31, 1997            OCTOBER 31,
                                          --------------------------------        1997
                                          AGGREGATE VALUE        CASH        --------------
                                              ON LOAN         COLLATERAL     FEES RECEIVED
                                          ---------------   --------------   --------------
GT Global Government Income Fund........   $ 29,895,986      $  31,386,675      $543,589
Global High Income Portfolio............   $ 25,907,465      $  32,857,776      $234,784
GT Global Strategic Income Fund.........   $ 37,623,556      $  43,190,488      $460,682

For international securities, cash collateral is received by a Fund or Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by a Fund or Portfolio against loaned securities in the amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Fees received from securities loaned were used to reduce the Funds' or Portfolios' custodian and other administrative expenses.

(I) TAXES
It is the intended policy of the Funds and Portfolios to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds and Portfolios to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The GT Global Government Income Fund has a capital loss carryforward of $139,369,056 of which $123,623,470 expires in 2002, and $15,745,586 expires in 2003. The GT Global
Strategic Income Fund has a capital loss carryforward of $65,749,433 which expires in 2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds or Portfolio and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the GT Global High Income Fund and the Portfolio in connection with their organization, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $149,100 and $25,000, respectively. These expenses were amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's or Portfolio's investment in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
A Fund or Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
A Fund or Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Fund's or Portfolio's Portfolio of Investments.

                                      F30

                             GT GLOBAL INCOME FUNDS

(O) LINE OF CREDIT
Each of the Funds, along with certain other funds ("GT Funds") advised or administered by the Manager, has a line of credit with BankBoston. GT Global Income Funds, along with certain other funds ("GT Funds") advised or administered by the Manager, has a line of credit with State Street Bank & Trust Company. The arrangements with the banks allow all specified funds and the GT Funds to borrow an aggregate maximum amount of $200,000,000. Each Fund is limited to borrowing up to 33 1/3% of the value of each Fund's total assets. On October 31, 1997, GT Global Government Income Fund had $4,451,000 in loans outstanding.

For the year ended October 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) for GT Global Government Income Fund, GT Global High Income Fund, and GT Global Strategic Income Fund was $7,107,892, $11,820,513 and $10,277,220 respectively, with a weighted average interest rate of 6.33%, 6.47% and 6.38%, respectively. Interest expense for the GT Global Government Income Fund, GT Global High Income Fund and GT Global Strategic Income Fund for the year ended October 31, 1997 was $103,696, $165,711 and $230,880, respectively, included in "Other Expenses" on the Statement of Operations.

(P) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
A Fund or Portfolio may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund or Portfolio will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund or Portfolio has set aside sufficient cash or liquid securities as collateral for these purchase commitments.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Funds' and Portfolio's investment manager and administrator. The GT Global Government Income Fund and GT Global Strategic Income Fund each pays the Manager investment management and administration fees at the annualized rate of 0.725% on the first $500 million of the average daily net assets of the Fund; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% on amounts thereafter. The GT Global High Income Fund pays administration fees to the Manager at the annualized rate of 0.25% of its average daily net assets. These fees are computed daily and paid monthly.

The Global High Income Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $1 billion; 0.425% on the next $1 billion; and 0.40% on amounts thereafter, plus 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a mark to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. These fees are computed daily and paid monthly.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Funds' distributor. The Funds offer Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Funds' current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended October 31, 1997, GT Global retained the following sales charges: $10,240 for the GT Global Government Income Fund, $65,982 for the Global High Income Fund, and $29,451 for the GT Global Strategic Income Fund. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Funds' current prospectus. GT Global collected CDSCs for the year ended October 31, 1997, as follows: $5,273 for the GT Global Government Income Fund, $18,156 for the Global High Income Fund, and $0 for the GT Global Strategic Income Fund. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Funds' current prospectus. For the year ended October 31, 1997, GT Global collected CDSCs in the amount of: $1,118,343 for the GT Global Government Income Fund, $1,598,989 for the Global High Income Fund, and $1,750,253 for the GT Global Strategic Income Fund. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Funds' Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which a Fund reimburses GT Global for a portion of its shareholder servicing and distributions expenses. Under the Class A Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

                                      F31

                             GT GLOBAL INCOME FUNDS

Pursuant to the Fund's Class B Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit each GT Global Government Income Fund's and GT Global Strategic Income Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.85%, 2.50%, and 1.50% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. Similarly, they voluntarily have undertaken to limit GT Global High Income Fund's expenses to the maximum annual rate of 2.20%, 2.85%, and 1.85% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

Effective November 1, 1997, the Manager and GT Global have undertaken to limit each Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 1.75%, 2.40%, and 1.40% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and LGT and GT Global, is the transfer agent of the Funds. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.
The Manager is the pricing and accounting agent for the Funds and Portfolio. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund or Portfolio's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.

The Company pays each of its Directors who is not an employee, officer or director of the Manager or any other affiliated company, $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director. Each Portfolio pays each of its Trustees who is not an employee, officer, or director of the Manager, GT Global or GT Services $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by each Fund or Portfolio for the year ended October 31, 1997:

                        PURCHASE AND SALES OF SECURITIES

                                                                                            PURCHASES
                                                                                  ------------------------------
                                                                                  U.S. GOVERNMENT
                                                                                  AND GOVERNMENT
                                                                                     AGENCIES       OTHER ISSUES
                                                                                  ---------------   ------------
GT Global Government Income Fund................................................   $133,075,601     $576,675,060
Global High Income Portfolio....................................................   $ 27,699,458     $829,268,070
GT Global Strategic Income Fund.................................................   $ 67,247,574     $607,924,472

                                                                                              SALES
                                                                                  ------------------------------
                                                                                  U.S. GOVERNMENT
                                                                                  AND GOVERNMENT
                                                                                     AGENCIES       OTHER ISSUES
                                                                                  ---------------   ------------
GT Global Government Income Fund................................................   $118,888,065     $702,800,147
Global High Income Portfolio....................................................   $ 11,689,150     $933,111,597
GT Global Strategic Income Fund.................................................   $ 47,239,453     $728,047,126

                                      F32

                             GT GLOBAL INCOME FUNDS

4. CAPITAL SHARES
At October 31, 1997, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the GT Global Telecommunications Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Developing Markets Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 200,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fifteen series of the Company and designated as Advisor Class common stock. 1,100,000,000 shares remain unclassified. Transactions in capital shares of the Fund were as follows:

                           CAPITAL SHARE TRANSACTIONS
GT GLOBAL GOVERNMENT INCOME FUND

                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1997                     OCTOBER 31, 1996
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       48,767,558  $      419,503,866       19,126,586  $      164,293,090
Shares issued in connection with
  reinvestment of distributions.........          741,916           6,372,599        1,643,833          14,228,931
                                          ---------------  ------------------  ---------------  ------------------
                                               49,509,474         425,876,465       20,770,419         178,522,021
Shares repurchased......................      (59,180,268)       (509,133,563)     (36,969,597)       (318,856,283)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (9,670,794) $      (83,257,098)     (16,199,178) $     (140,334,262)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------


CLASS B
----------------------------------------
Shares sold.............................       27,713,479  $      237,734,254       23,047,364  $      198,774,141
Shares issued in connection with
  reinvestment of distributions.........          452,575           3,886,536          956,866           8,282,950
                                          ---------------  ------------------  ---------------  ------------------
                                               28,166,054         241,620,790       24,004,230         207,057,091
Shares repurchased......................      (32,406,087)       (278,645,805)     (31,688,935)       (273,022,079)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (4,240,033) $      (37,025,015)      (7,684,705) $      (65,964,988)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................            4,551  $           38,769          105,543             892,487
Shares issued in connection with
  reinvestment of distributions.........              680               5,804            1,345              10,808
                                          ---------------  ------------------  ---------------  ------------------
                                                    5,231              44,573          106,888             903,295
Shares repurchased......................           (1,717)            (14,773)        (111,905)           (948,244)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................            3,514  $           29,800           (5,017) $          (44,949)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                      F33

                             GT GLOBAL INCOME FUNDS

GT GLOBAL HIGH INCOME FUND

                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1997                     OCTOBER 31, 1996
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       17,142,418  $      272,139,950       25,694,335  $      346,426,450
Shares issued in connection with
  reinvestment of distributions.........          574,707           9,164,383          607,445           8,023,249
                                          ---------------  ------------------  ---------------  ------------------
                                               17,717,125         281,304,333       26,301,780         354,449,699
Shares repurchased......................      (21,118,898)       (335,756,037)     (26,422,858)       (355,715,247)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (3,401,773) $      (54,451,704)        (121,078) $       (1,265,548)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------


CLASS B
----------------------------------------
Shares sold.............................       13,848,218  $      221,702,040       14,568,804  $      194,636,619
Shares issued in connection with
  reinvestment of distributions.........          721,148          11,494,889          765,798          10,086,445
                                          ---------------  ------------------  ---------------  ------------------
                                               14,569,366         233,196,929       15,334,602         204,723,064
Shares repurchased......................      (16,813,796)       (270,094,630)     (16,793,522)       (225,719,415)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (2,244,430) $      (36,897,701)      (1,458,920) $      (20,996,351)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................        2,868,282  $       45,874,009        1,706,101  $       23,413,749
Shares issued in connection with
  reinvestment of distributions.........           72,440           1,148,368           40,101             546,903
                                          ---------------  ------------------  ---------------  ------------------
                                                2,940,722          47,022,377        1,746,202          23,960,652
Shares repurchased......................       (3,732,584)        (60,007,579)        (839,670)        (11,309,193)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................         (791,862) $      (12,985,202)         906,532  $       12,651,459
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

GT GLOBAL STRATEGIC INCOME FUND

                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1997                     OCTOBER 31, 1996
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       13,750,221  $      167,009,888       15,025,486  $      168,473,834
Shares issued in connection with
  reinvestment of distributions.........          615,860           7,488,021          829,046           9,085,802
                                          ---------------  ------------------  ---------------  ------------------
                                               14,366,081         174,497,909       15,854,532         177,559,636
Shares repurchased......................      (18,557,237)       (225,311,673)     (18,331,797)       (204,237,090)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (4,191,156) $      (50,813,764)      (2,477,265) $      (26,677,454)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------


CLASS B
----------------------------------------
Shares sold.............................       11,499,580  $      140,731,511       12,778,909  $      141,835,937
Shares issued in connection with
  reinvestment of distributions.........          896,610          10,918,610        1,206,362          13,216,165
                                          ---------------  ------------------  ---------------  ------------------
                                               12,396,190         151,650,121       13,985,271         155,052,102
Shares repurchased......................      (17,287,235)       (211,600,543)     (20,318,197)       (224,904,917)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (4,891,045) $      (59,950,422)      (6,332,926) $      (69,852,815)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

ADVISOR CLASS
----------------------------------------
Shares sold.............................          712,165  $        8,839,212          278,551  $        3,010,280
Shares issued in connection with
  reinvestment of distributions.........            3,581              43,784            3,931              43,156
                                          ---------------  ------------------  ---------------  ------------------
                                                  715,746           8,882,996          282,482           3,053,436
Shares repurchased......................         (712,116)         (8,911,324)        (284,638)         (3,054,110)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................            3,630  $          (28,328)          (2,156) $             (674)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                      F34

                             GT GLOBAL INCOME FUNDS

5. WRITTEN OPTIONS:
The GT Global Government Income Fund's and the GT Global Strategic Income Fund's written options contract activity for the year ended October 31, 1997 was as follows:

                      COVERED CALL AND PUT OPTION WRITTEN

                                                                                                          UNDERLYING
                                                                                                            NOMINAL
                                                                                                           AMOUNT IN
GT GLOBAL GOVERNMENT INCOME FUND                                                                              USD      PREMIUMS
--------------------------------------------------------------------------------------------------------  -----------  ---------
Options outstanding at October 31, 1996.................................................................  $        --  $      --
Options written.........................................................................................  213,530,000  1,091,938
Options cancelled in closing purchase transactions......................................................  (14,700,000)   (93,163)
Options expired prior to exercise.......................................................................  (193,990,000)  (954,102)
Options exercised.......................................................................................           --         --
                                                                                                          -----------  ---------
Options outstanding at October 31, 1997.................................................................  $ 4,840,000  $  44,673
                                                                                                          -----------  ---------
                                                                                                          -----------  ---------

                                                                                                          UNDERLYING
                                                                                                            NOMINAL
                                                                                                           AMOUNT IN
GT GLOBAL STRATEGIC INCOME FUND                                                                               USD      PREMIUMS
--------------------------------------------------------------------------------------------------------  -----------  ---------
Options outstanding at October 31, 1996.................................................................  $        --  $      --
Options written.........................................................................................    5,208,000    301,543
Options cancelled in closing purchase transactions......................................................           --         --
Options expired prior to exercise.......................................................................           --         --
Options exercised.......................................................................................   (5,208,000)  (301,543)
                                                                                                          -----------  ---------
Options outstanding at October 31, 1997.................................................................  $        --  $      --
                                                                                                          -----------  ---------
                                                                                                          -----------  ---------

--------------
FEDERAL TAX INFORMATION (UNAUDITED):
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as capital gain dividends for the fiscal year ended October 31, 1997:

                                                                                                          CAPITAL GAIN
FUND                                                                                                        DIVIDEND
--------------------------------------------------------------------------------------------------------  ------------
GT Global Government Income Fund........................................................................            --
GT Global High Income Fund..............................................................................   $ 6,927,413
GT Global Strategic Income Fund.........................................................................            --

                                      F35

                             GT GLOBAL INCOME FUNDS

                                     NOTES

--------------------------------------------------------------------------------

GT GLOBAL INCOME FUNDS

GT GLOBAL FUNDS

GT Global offers a broad range of funds to complement many investors' portfolios. For more information and a prospectus on any of the GT Global Mutual Funds, please contact your investment counselor or call GT Global directly at 1-800-824-1580. The prospectus contains more complete information, including charges, expenses and risks. Investors should read the prospectus carefully before investing.


GROWTH FUNDS

GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Offers portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Provides access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL INFRASTRUCTURE FUND
Invests in companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Looks for equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Seeks to earn monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities of emerging markets

GT GLOBAL FLOATING RATE FUND
Invests primarily in senior secured floating rate loans that have the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital



This report must be accompanied or preceded by a current prospectus.

INCAR712XXXJR.626
December, 1997










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